                                                                   EXHIBIT 10.43

                                 AMENDMENT NO. 1

         AMENDMENT NO. 1 dated as of June 16, 2003 (the "Amendment") to the Amended and Restated Credit and Guaranty Agreement dated as of March 28, 2003, (the "Credit Agreement"), among Reliant Resources, Inc., as a Borrower and a Guarantor ("RRI"), the other Credit Parties referred to therein, as Borrowers and/or Guarantors, the lenders referred to therein (the "Lenders"), Bank of America, N.A., as Administrative Agent, as Collateral Agent and as an Issuing Bank, Barclays Bank PLC and Deutsche Bank AG, New York Branch, as Syndication Agents, Citicorp USA, Inc., as Tranche A Agent and Citibank, N.A., as Tranche A Collateral Agent.

                             INTRODUCTORY STATEMENT

         All capitalized terms not otherwise defined in this Amendment are used herein as defined in the Credit Agreement.

         RRI is proposing to issue Indebtedness from time to time to refinance a portion of the Indebtedness under the Credit Agreement, as contemplated by
Section 6.1(b)(i) of the Credit Agreement. In connection therewith, RRI has requested that the Credit Agreement be amended to more fully implement a collateral trust arrangement to effect the securing of such Indebtedness on an equal and ratable basis with the Restructured Obligations and to make certain other amendments in connection with the issuance of any such refinancing Indebtedness. In addition, RRI has requested that certain other amendments to the Credit Agreement be made all as herein set forth.

         Subject to the terms and conditions hereof, the Lenders are willing to agree to such amendment, but only upon the terms and conditions set forth herein.

         In consideration of the mutual agreements contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Amendments to the Credit Agreement.

                  (A) The definition of "Citibank Intercreditor Agreement" appearing in Article 1 of the Credit Agreement is hereby amended by inserting the following words after the words "Tranche A Collateral Agent," appearing in such definition:

                           "as such agreement has been assigned by Bank of America, N.A., as Collateral Agent to the Collateral Trustee, and"

                  (B) The definition of "Collateral" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Collateral' shall mean, collectively, (i) the "Collateral" as defined in the Collateral Trust Agreement, and (ii) the "Collateral" as defined in the Separate Security Agreement."

                  (C)      The definition of "Collateral Agent" appearing in
Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Collateral Agent' shall mean Bank of America, N.A. in its capacity as collateral agent for the Credit Agreement Secured Parties, or such successor Collateral Agent as may be appointed pursuant to Section 10.13 hereof."

                  (D) The definition of "Commodity Account Control Agreement" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Commodity Account Control Agreement' shall mean a written agreement or other authenticated record, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which the commodities intermediary shall agree, among other things, to comply with instructions from the Collateral Trustee (or its co-trustees, agents or sub-agents), to such commodities intermediary as to Investment Property or to apply any value distributed on account of any commodity contract as directed by the Collateral Trustee (or its co-trustees, agents or sub-agents), to such commodity intermediary, without further consent of any Credit Party or its nominee, as any such agreement or record may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time."

                  (E) The definition of "Contribution Agreement" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Contribution Agreement' shall mean that certain Amended and Restated Contribution Agreement dated as of July 1, 2003 and executed by each of the Credit Parties, as such agreement may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time."

                  (F) The definition of "Deposit Account Control Agreement" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Deposit Account Control Agreement' shall mean, with respect to any Deposit Account, a written agreement or other authenticated record, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which the depositary bank in which such Deposit Account is maintained shall agree, among other things, to comply at any time with instructions from the Collateral Trustee (or its co-trustees, agents or sub-agents) to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of any Credit Party or its nominee, as any such agreement or record may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time."

                  (G)      The definition of "Enterprise Value" appearing in
Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Enterprise Value' shall mean an amount equal to (i) the product of (A) the purchase price per share to be paid by RRI or TG Holdco for each share of common stock of Texas Genco either upon the exercise of the Texas Genco Option determined on such exercise date in accordance with the Option Agreement or in connection with a Permitted TG

                           Purchase Transaction (as applicable), in each case exclusive of any control premium multiplied by (B) the aggregate number of shares of the common stock of Texas Genco issued and outstanding on the date the Texas Genco Option is exercised in accordance with the Option Agreement or a definitive agreement with respect to a Permitted TG Purchase Transaction is fully executed (as applicable), plus (ii) to the extent not included in the purchase price per share set forth in clause (i)(A) above and without any duplication, any control premium actually paid by RRI or TG Holdco in connection with the purchase of the outstanding common stock of Texas Genco pursuant to the Option Agreement or a Permitted TG Purchase Transaction (as applicable), plus (iii) the aggregate principal amount of any consolidated Indebtedness for borrowed money of Texas Genco and its Subsidiaries relative to its operations (A) on the date RRI or TG Holdco exercises the Texas Genco Option or a definitive agreement with respect to a Permitted TG Purchase Transaction is fully executed (as applicable) or (B) if such amount is not capable of being determined on the date notice is required to be delivered in accordance with Section 5.1(q), on the last day of the fiscal quarter ending immediately before the date the Texas Genco Option is exercised or a definitive agreement with respect to a Permitted TG Purchase Transaction is executed (as applicable). In no event shall "Enterprise Value" include the principal amount of any Indebtedness incurred to purchase Texas Genco or incurred to provide working capital to Texas Genco or TG Holdco."

                  (H) The definition of "Fundamental Documents" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Fundamental Documents' shall mean (i) this Credit Agreement, (ii) any Note, (iii) any application for a Letter of Credit, (iv) the OPH Guaranty Agreement,
                           (v) the Collateral Trust Agreement, (vi) any
                           Mortgage, (vii) any Assignment of Leases and Rents,
                           (viii) the Security Agreement and the Separate Security Agreement, (ix) any Security Document, (x) any Instrument of Assumption and Joinder, (xi) the Contribution Agreement, (xii) any UCC financing statements, (xiii) any Perfection Certificates, (xiv) any of the Fee Letters, (xv) the Warrant Agreement and any of the RRI Warrants, (xvi) the Citibank Intercreditor Agreement, (xvii) the Genco Intercreditor Agreement, (xviii) the Subordination Letter, and (xix) any other document, agreement, certificate or instrument which is required to be or is otherwise executed by any Credit Party in connection with this Credit Agreement or any of the documents listed above."

                  (I) The definition of "Genco Intercreditor Agreement" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Genco Intercreditor Agreement' shall mean that certain Intercreditor Agreement dated as July 1, 2003, between Texas Genco, L.P., the Collateral Trustee and Bank of America in various capacities, as such agreement may be amended, amended and restated, supplemented or otherwise modified renewed or replaced from time to time."

                  (J) The definition of "Guaranteed Obligations" appearing in Article 1 of the Credit Agreement is hereby amended (i) by inserting the words ", in each of the foregoing cases described in clause (i) or clause (ii) above, subject to the provisions of Section 8.4 hereof" at the end of clause
(ii)(B), immediately before the semicolon and the word "and"; and (ii) by deleting the words ", in each case, subject to the provisions of Section 8.4 hereof" at the end of such definition and inserting the phrase ", subject to the provisions of the OPH Guaranty Agreement" in lieu thereof.

                  (K) The definition of "Guarantors" appearing in Article 1 of the Credit Agreement is hereby amended by adding the following text at the end thereof:

                           "; provided, however, that as such term is used in
                           Article 8 hereof, such term shall not include OPH."

                  (L)      The definition of "Limited Guarantor" appearing in
Article 1 of the Credit Agreement is hereby amended by adding the following text at the end thereof:

                           "; provided, however, that as such term is used in
                           Article 8 hereof, such term shall not include OPH."

                  (M) Clauses (c) and (d) of the definition of "Material Adverse Effect" appearing in Article 1 of the Credit Agreement are hereby amended in their entirety to read as follows:

                           "(c) materially and adversely affects the rights or remedies of, or benefits available to, the Administrative Agent, the Collateral Agent, the Collateral Trustee, the Tranche A Agent, the Tranche A Collateral Agent, the Lenders or any other Credit Agreement Secured Party, under any Fundamental Document, or (d) materially and adversely affects the Liens granted to the Collateral Agent (for the benefit of the Credit Agreement Secured Parties), the Tranche A Collateral Agent (for the benefit of the Lenders owed the Adjusted Tranche A Obligations) and/or the Collateral Trustee (for the benefit of the Secured Parties) or materially impairs the validity or enforceability thereof in either case in this clause (d), with respect to a material portion of the Collateral and the Mortgaged Real Property Assets."

                  (N) The definition of "Mortgaged Real Property Assets" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Mortgaged Real Property Assets' shall mean those Real Property Assets of the Credit Parties on which a Lien has been granted by the applicable Credit Party to the Collateral Trustee (for the benefit of the applicable Secured Parties)."

                  (O) The definition of "Outside Date" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Outside Date' shall mean December 15, 2004."

                  (P) The definition of "Purchase Escrow Account" appearing in Article 1 of the Credit Agreement is hereby amended by deleting the words "a Securities Account with the Collateral Agent or one of its Affiliates in which" and inserting the following text in lieu thereof:

                  "Account No. 249-01218 maintained by RRI with Banc of America Securities LLC (or any successor Securities Account thereto with the Collateral Agent or any of its Affiliates provided, such successor account is subject to a Control Agreement in the form of the existing Control Agreement with respect to Account No. 249-01218), in which account"

         (Q) The definition of "Secured Parties" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "'Secured Parties' shall have the meaning given to such term in the Collateral Trust Agreement."

         (R) The definition of "Securities Account Control Agreement" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "'Securities Account Control Agreement' shall mean, with respect to any Pledged Securities or other Investment Property (as such terms are defined in the Security Agreement), a written agreement or other authenticated record, in form and substance reasonably satisfactory to the Administrative Agent, pursuant to which the securities intermediary which holds such Pledged Securities or such other Investment Property shall agree, among other things, to comply with entitlement orders or other instructions from the Collateral Trustee (or its co-trustees, agents or sub-agents) to such securities intermediary as to Pledged Securities or other Investment Property, without further consent of any Credit Party or its nominee, as any such agreement or record may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time."

         (S) The definition of "Security Agreement" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "'Security Agreement' shall mean the Amended and Restated Security Agreement, dated as of July 1, 2003, among RRI, the other Credit Parties and the Collateral Trustee (for the benefit of the Secured Parties), as such agreement may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time."

         (T) Clause (i) of the definition of "Security Documents" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(i)     the Collateral Trust Agreement, the Security
                  Agreement and the Separate Security Agreement,"

         (U) Clause (ix) of the definition of "Security Documents" appearing in Article 1 of the Credit Agreement is hereby amended by deleting the words "in favor of the Collateral Agent or the Administrative Agent (on behalf of the Secured Parties)" and inserting the following in lieu thereof:

                  "in favor of the Collateral Agent (for the benefit of the Credit Agreement Secured Parties), the Collateral Trustee (for the benefit of the Secured Parties)"

                  (V) The definition of "Senior Priority Maturity Date" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Senior Priority Maturity Date' shall mean the earliest of (i) the consummation of the purchase by RRI or one of its Subsidiaries of any of the outstanding common stock of Texas Genco, (ii) December 15, 2004, and (iii) such date on which the Senior Priority Loans become due and payable pursuant to Article 7 hereof."

                  (W)      The definition of "Subordination Letter" appearing in
Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Subordination Letter' shall mean that certain letter agreement among Banc of America Securities LLC and BNP Paribas, as arrangers, and Bank of America, N.A., as Administrative Agent, with respect to the subordination of the obligations of OPH under the OPH Guaranty Agreement."

                  (X) The definition of "Title Policy" appearing in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'Title Policy' shall mean, with respect to any Mortgaged Real Property Asset, a mortgagee policy of title insurance (ALTA or the equivalent) or marked "commitment" of title insurance insuring the applicable Mortgage as a first priority Lien on such Mortgaged Real Property Asset in favor of the Collateral Trustee (for the benefit of the Senior Priority Secured Parties) to secure the Senior Priority Obligations or as a second priority Lien on such Mortgaged Real Property Asset in favor of the Collateral Trustee (for the benefit of the Secured Parties) to secure the Pari Passu Obligations, as applicable, free of all Liens other than the Permitted Encumbrances, which policy of title insurance shall be issued by a Title Company in such policy amounts, with such endorsements and affirmative insurance, and in form and substance reasonably satisfactory to the Administrative Agent, and shall contain no exceptions to coverage other than matters satisfactory to the Administrative Agent in its judgment reasonably exercised and which policy of title insurance shall have been fully paid for by RRI."

                  (Y) The definitions of "Assignment of Leases and Rents" and "Mortgage" appearing in Article 1 of the Credit Agreement are each amended by deleting the defined term "Collateral Agent" each time such term appears in any of such definitions and inserting in the defined term "Collateral Trustee" each such time in lieu thereof.

                  (Z) The following definitions are hereby added to Article 1 of the Credit Agreement in alphabetical order:

                           "'Actionable Default' shall have the meaning given in the Collateral Trust Agreement.

                           'Amendment No. 1 Closing Date' shall mean the Amendment No. 1 Effective Date (as such term is defined in Amendment No. 1 dated as of June 16, 2003, to this Credit Agreement).

                           'Available Proceeds' shall have the meaning given to such term in Section 2.11(h) hereof.

                           'Collateral Trust Agreement' shall mean that certain collateral trust agreement among the Collateral Trustee and the Credit Parties, as such agreement may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time.

                           'Collateral Trustee' shall mean any collateral trustee for the Secured Parties under the Collateral Trust Agreement.

                           'Copyright Office' shall have the meaning set forth in the Security Agreement.

                           'Copyrights' shall have the meaning set forth in the Security Agreement.

                           'Credit Agreement Secured Parties' shall mean the Administrative Agent, the other Agents, the Tranche A Agent, the Issuing Banks, the Collateral Agent, the Tranche A Collateral Agent, the Lenders, the Lender Hedging Banks, any and all Cash Management Banks, and each of their respective successors and assigns.

                           'Equally and Ratably' shall have the meaning given in the Collateral Trust Agreement.

                           'Excluded Securities' shall mean debt or equity securities that were issued by any Subsidiary of RRI other than OPH, REMA or Reliant Energy Retail Holdings, LLC (or their respective successors).

                           'Intellectual Property' shall have the meaning set forth in the Security Agreement.

                           'Material Copyright' shall have the meaning set forth in the Security Agreement.

                           'OPH Guaranty Agreement' shall mean that certain Amended and Restated Guaranty Agreement executed by OPH in favor of each of the holders of the Secured Obligations, as such agreement may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time.

                           'Pari Passu Obligations' shall mean all Secured Obligations other than the Senior Priority Obligations.

                           'Patents' shall have the meaning set forth in the Security Agreement.

                           'Permitted TG Purchase Transaction' shall mean a single transaction pursuant to which RRI or TG Holdco shall purchase 80% or more of the issued and outstanding capital stock of Texas Genco from CenterPoint or any of its Subsidiaries, for an aggregate purchase price not exceeding the aggregate purchase price that RRI or any of its Subsidiaries would have paid if it had purchased such stock in accordance with the terms of the Texas Genco Option; provided, that a definitive agreement for such transaction shall have been fully executed no later than September 15, 2004, and such transaction shall have been fully consummated no later than December 15, 2004.

                           'Pro Rata Percentage' shall mean, on any date of determination and with respect to Net Cash Proceeds to be applied in accordance with Section 2.11(h) hereof, a percentage equal to (i) the Total Credit Exposure on such date, divided by (ii) the sum of (A) the Total Credit Exposure on such date plus (B) the aggregate outstanding principal amount of the Secured Notes described in clause (Y) of Section 2.11(h) with respect to which an offer to repurchase or prepay is required to be made, or which must be otherwise repurchased or prepaid (in part), with the Net Cash Proceeds described in such clause (Y) of Section 2.11(h).

                           'PTO' shall have the meaning set forth in the Security Agreement.

                           'Secured Note Agreement' shall mean (a) each indenture among RRI, the guarantors referred to therein (if applicable) and the indenture trustee thereunder and (b) each loan or note purchase agreement among RRI, the guarantors referred to therein (if applicable), the Lenders or note purchasers thereunder and the administrative agent (if any) thereunder, in each case pursuant to which a series of Secured Notes was issued or a loan was made constituting a series of Secured Notes, as such agreement or indenture may be supplemented or otherwise modified from time to time.

                           'Secured Notes' shall mean RRI's senior secured notes issued from time to time in a private placement, registered offering, exchange offering, or loan transaction, in which notes have been issued in accordance with Section 6.1(b)(i) hereof.

                           'Secured Obligations' shall have the meaning given to such term in the Collateral Trust Agreement.

                           'Senior Priority Secured Parties' shall mean, at any time, any Person who is holding a Senior Priority Obligation or to whom a Senior Priority Obligation is otherwise owing.

                           'Separate Security Agreement' shall mean that certain Amended and Restated Security Agreement dated as of July 1, 2003, among RRI, the other Credit Parties and the Collateral Agent (for the benefit of the Credit Agreement Secured Parties), as such agreement may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time.

                           'Shared Collateral' shall have the meaning set forth in the Collateral Trust Agreement.

                           'Specified Date' shall mean the earliest to occur of
                           (i) September 15, 2004 without a definitive agreement being executed in connection with a Permitted TG Purchase Transaction and without the Texas Genco Option having been exercised, (ii) the consummation date of the purchase of 100% of the equity of Texas Genco by RRI or any of its Subsidiaries and the payment of any control premium in connection therewith, (iii) the date that CenterPoint or any of its Subsidiaries sells or otherwise disposes of more than twenty percent (20%) of the issued and outstanding common stock of Texas Genco to a Person other than RRI or one of its Subsidiaries, and (iv) the Outside Date.

                           'Trademarks' shall have the meaning set forth in the Security Agreement."

                  (AA) Section 2.10(e) of the Credit Agreement is hereby amended by deleting the figure "$.50 billion" appearing therein and inserting the figure "$.60 billion" in lieu thereof.

                  (BB) Section 2.11(f) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(f)     Promptly, but in no event later than three
                           (3) Business Days, after the receipt of any Net Cash Proceeds by any Credit Party from the issuance by any Credit Party of any Indebtedness permitted under
                           Section 6.1(b) (other than the initial series of Secured Notes, which for purposes of this Agreement and the other Fundamental Documents, shall mean all of the Secured Notes to be issued by RRI on July 1,
                           2003) or 6.1(l) hereof or the issuance of any Indebtedness not permitted by the terms and provisions of this Credit Agreement, to the extent such Net Cash Proceeds from the issuance of Indebtedness permitted under 6.1(l) hereof (if applicable) have not been deposited in the Purchase Escrow Account contemplated by, and permitted by
                           Section 5.18 hereof, RRI shall prepay or cause to be prepaid Loans (determined as provided in Sections 2.11(k) and 2.11(l) below) in an amount equal to 100% of such Net Cash Proceeds received by a Credit Party. Immediately upon issuance of the initial series of Secured Notes, RRI shall cause 100% of such Net Cash Proceeds (net of reasonable reserves for transaction expenses with respect to the issuance of the initial series of Secured Notes) to be directly wire transferred and irrevocably deposited into the Prepayment Collateral Account and shall have irrevocably authorized and directed the Collateral Agent, in writing (which shall be in form and substance satisfactory to the Administrative Agent and the Collateral Agent), to apply such Net Cash Proceeds to the prepayment of the Loans (determined as provided in Sections 2.11(k) and 2.11(l) below), at any time on July 7, 2003."

                  (CC) Section 2.11(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(g)     Promptly, but in no event later than three
                           (3) Business Days, after the receipt of any Net Cash Proceeds by RRI from the issuance by RRI of any Junior Securities (including the issuance of shares of capital stock upon the exercise of any warrant, option, right to purchase or other equivalent, interest or similar right (however designated) issued in connection with the Junior Securities), RRI shall prepay Loans as follows: (A) at any time on or prior to the Specified Date, no Loans shall be required to be prepaid if 100% of such Net Cash Proceeds are deposited in the Purchase Escrow Account as contemplated by, and permitted by, Section 5.18 hereof; (B) if at any time on or prior to the Specified Date, any portion of such Net Cash Proceeds is not so deposited in the Purchase Escrow Account, then fifty percent (50%) of such portion of Net Cash Proceeds not so deposited in the Purchase Escrow Account shall be applied as a prepayment of the Loans (determined as provided in Sections 2.11(k) and 2.11(l) below) and the other 50% of such portion not so deposited in the Purchase Escrow Account may be retained by RRI for general corporate purposes; and
                           (C) at any time after the Specified Date, fifty percent (50%) of such Net Cash Proceeds shall be applied as a prepayment of the Loans (determined as provided in Sections 2.11(k) and 2.11(l) below) and the other 50% of such Net Cash Proceeds may be retained by RRI for general corporate purposes."

                  (DD) Section 2.11(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(h)     After the receipt of any Net Cash Proceeds
                           by a Credit Party (or in the case of clause (iii) below, by TG Holdco, Texas Genco or any of the Subsidiaries of Texas Genco) from any of the following: (i) the sale, transfer, lease or other disposition in any manner whatsoever of any Eligible Asset permitted by Section 6.5 hereof (other than sales, transfer, lease or other dispositions described in Section 6.5(a)(iv), a disposition due to a Recovery Event, and any Excluded Asset Sale), (ii) any formation of a Joint Venture (other than TG Holdco, Texas Genco or any Subsidiaries of Texas Genco to the extent the Net Cash Proceeds thereof have been used to fund and/or finance the acquisition of Texas Genco in accordance with the provisions of
                           Section 5.18(f) hereof), (iii) at any time after the consummation of the purchase of the outstanding common stock of Texas Genco by RRI or any of its Subsidiaries, any issuance of Equity Interests of TG Holdco, Texas Genco or any Subsidiaries of Texas Genco (including the issuance of shares of capital stock upon the exercise of any warrant, option, right to purchase or other equivalent, interest or similar right (however designated)) or (iv) the sale or other disposition in any manner whatsoever of any asset of a Credit Party which sale or other disposition not permitted by the terms and provisions of this Credit Agreement, (X) if such Net Cash Proceeds are not required by the terms of any Secured Note Agreement to be offered to any holder of a Secured Note or otherwise used to repurchase or prepay any Secured

                           Notes, then promptly, but in no event later than three (3) Business Days after receipt of such Net Cash Proceeds, RRI shall prepay, or cause to be prepaid, Loans (determined as provided in Section 2.11(k) and 2.11(l) below) in an amount equal to 100% of such Net Cash Proceeds received and (Y) if such Net Cash Proceeds are required by the terms of any Secured Note Agreement to be offered to any holder of a Secured Note or otherwise used to repurchase or prepay any Secured Notes, then promptly, but in no event later than three (3) Business Days after receipt of such Net Cash Proceeds, RRI shall prepay, or cause to be prepaid, Loans (determined as provided in Section 2.11(k) and 2.11(l) below) in an amount equal to 100% of such Net Cash Proceeds received multiplied by the Pro Rata Percentage. In addition, in the event any such Net Cash Proceeds described in the foregoing sentence are offered to any holder of a Secured Note but are not accepted by such holder (such Net Cash Proceeds being referred to herein as "Available Proceeds"), then promptly, but in no event later than three (3) Business Days after the last day for such holder to accept the repurchase or prepayment offer, RRI shall prepay, or cause to be prepaid, Loans (determined as provided in Section 2.11(k) and 2.11(l) below) in an amount equal to 100% of such Available Proceeds. Notwithstanding the foregoing, no prepayment of the Loans shall be required in the case of clause (i) and clause (ii) above, to the extent such Net Cash Proceeds have been deposited in the Purchase Escrow Account as required by Section 5.17 hereof or as contemplated by, and permitted by Section 5.18 hereof, or in the case of clause (iii) above, to the extent such Net Cash Proceeds thereof have been used to fund or finance the acquisition of minority Equity Interests of Texas Genco in accordance with the last sentence of Section 5.18(f) hereof."

                  (EE) Section 2.11(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(i)     In the event any payment of any proceeds of
                           any Recovery Event (to the extent such proceeds have not been deposited in the Purchase Escrow Account as required by Section 5.17 hereof or as contemplated by, and permitted by Section 5.18 hereof, and provided, that so long as no Event of Default shall have occurred and then be continuing, such proceeds received in connection with any Recovery Event (or any portion thereof) may be expended or irrevocably committed by RRI or any other Credit Party within twelve (12) months after such Recovery Event to repair or replace such property and RRI shall furnish to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent of such expenditure or commitment and shall have certified to the Administrative Agent that such proceeds (or such proceeds together with other funds which are available to RRI and the other Credit Parties and permitted to be used for such purpose pursuant to the terms hereof) are sufficient to repair or replace such property pending which the Collateral Trustee shall hold such proceeds in an interest bearing deposit account), such proceeds (or such lesser percentage which represents the remaining portion of such proceeds not expended or committed pursuant to the immediately preceding parenthetical phrase and less any amounts required to pay for necessary remediation expenses with respect to a condition affecting the applicable property, to pay reasonable expenses incurred in connection with the closure of the applicable property and to pay any costs reasonably incurred in connection with such Recovery Event, in each case subject to the terms of the Citibank Intercreditor Agreement) shall be treated as if they were the proceeds of an asset sale subject to Section 2.11(h) above, and RRI shall prepay Loans or, to the extent the Collateral Trustee is loss payee under any insurance policy (if applicable), irrevocably direct the Collateral Trustee to transfer to the Administrative Agent to be applied (in each case, promptly, but in no event later than three (3) Business Days following receipt of such proceeds) as a prepayment of Loans in accordance with Section 2.11(h) above, provided, that if an Event of Default shall have occurred and be continuing, all proceeds of any Recovery Event which would otherwise be payable to RRI pursuant to this
                           Section 2.11(i) shall be paid to the Collateral Trustee and applied pursuant to the Collateral Trust Agreement; provided, however, that with respect to tangible property subject to any Permitted Encumbrance, no such prepayment shall be required to the extent that this Section would require an application of proceeds of any Recovery Event that would violate or breach any of the provisions of the instruments or documents under which such Permitted Encumbrance arises or which governs the application of proceeds."

                  (FF) The first sentence of Section 2.11(k) of the Credit Agreement is hereby amended by inserting the following language after the words "Sections 2.11(e) through and including 2.11(i)" appearing therein:

                           ", or any Net Cash Proceeds from an asset sale (other than an asset sale resulting from the exercise of any remedy pursuant to a Security Document) or from a Recovery Event which proceeds are received by the Administrative Agent from the Collateral Trustee pursuant to the terms and provisions of the Collateral Trust Agreement,"

                  (GG) The second sentence of Section 2.11(k) of the Credit Agreement is hereby amended by (i) deleting the word "mandatory" appearing therein and (ii) inserting the words "described above" after the words "Tranche A Loans" appearing therein.

                  (HH) Section 2.11(l) of the Credit Agreement is hereby amended by (i) deleting the word "Notwithstanding" at the beginning of such Section and inserting the following words in lieu thereof "Subject to the terms and provisions of the Collateral Trust Agreement and notwithstanding" and (ii) inserting the following words after the words "all mandatory prepayments set forth in this Section 2.11":

                           "or other amounts pursuant to Section 2.11(k) that would otherwise be applied to prepay outstanding Term Loans and outstanding Tranche A Loans in accordance with such Section 2.11(k),"

                  (II) Section 2.11(o) of the Credit Agreement is hereby amended by deleting the words "the Administrative Agent" appearing therein and inserting the words "the Collateral Agent" in lieu thereof.

                  (JJ) Section 3.1(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(c)     Each of the Credit Parties has the
                           corporate, limited liability company or partnership as the case may be, power and authority (i) to own its respective properties and to carry on its respective business as now being, or as now intended to be, conducted, (ii) to execute, deliver and perform, as applicable, its obligations under this Credit Agreement and the other Fundamental Documents and any other documents contemplated hereby or thereby to which it is or will be a party, (iii) to grant to the Collateral Agent (for the benefit of the Credit Agreement Secured Parties) and the Collateral Trustee (for the benefit of the applicable Secured Parties), the security interests in the Collateral and the Mortgaged Real Property Assets as contemplated by this Credit Agreement and the other Fundamental Documents to which it is or will be a party, and (iv) in the case of a Guarantor (other than OPH), to guaranty the Obligations as contemplated by Article 8 hereof, and in the case of OPH, to guaranty the Obligations as contemplated by the OPH Guaranty Agreement; and in the case of each Borrower, to execute, deliver and perform its obligations under this Credit Agreement and any Notes executed by such Borrower and to borrow and obtain Letters of Credit as provided herein."

                  (KK) Section 3.2 of the Credit Agreement is hereby amended by deleting the text appearing before clause (i) of such Section and inserting the following text in lieu thereof:

                           "The execution, delivery and performance of this Credit Agreement and the other Fundamental Documents to which it is a party, by each Credit Party, the grant to the Collateral Agent (for the benefit of the Credit Agreement Secured Parties), the Collateral Trustee for the benefit of the applicable Secured Parties and/or the Tranche A Collateral Agent for the benefit of the Lenders owed the Adjusted Tranche A Obligations of the security interest in the Collateral and the Mortgaged Real Property Assets as contemplated by this Credit Agreement and the other Fundamental Documents to which it is or will be a party, by each Credit Party, and, in the case of each Borrower, the Borrowings hereunder and the execution, delivery and performance of any Notes executed by such Borrower and, in the case of each Guarantor (other than OPH), the guaranty of the Obligations as contemplated in Article 8 hereof and, in the case of OPH, the Guaranty of the Obligations as contemplated by the OPH Guaranty Agreement,"

                  (LL) Section 3.17(a) of the Credit Agreement is hereby amended by deleting the words "the Collateral Agent for the benefit of the Secured Parties" appearing therein and inserting the words "the Collateral Trustee for the benefit of the applicable Secured Parties, the Collateral Agent (for the benefit of the Credit Agreement Secured Parties)" in lieu thereof.

                  (MM) Section 3.17(b) of the Credit Agreement is hereby amended by deleting the words "the Collateral Agent, for the benefit of the Secured Parties" appearing therein and inserting the words "the Collateral Trustee, for the benefit of the applicable Secured Parties" in lieu thereof.

                  (NN) The second sentence of Section 3.25 of the Credit Agreement is hereby amended by deleting the words "Collateral Agent (for the benefit of the Secured Parties)" and inserting the words "Collateral Trustee (for the benefit of the applicable Secured Parties)" in lieu thereof.

                  (OO) Article 3 of the Credit Agreement is hereby amended by adding the following new Section at the end thereof:

                           "SECTION 3.27 Tax Shelter Regulations. Except to the extent a Borrower has otherwise notified the Administrative Agent in writing pursuant to Section
                           5.22 hereof, such Borrower does not intend to treat the Loans and/or Letters of Credit and the related transactions hereunder as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4)."

                  (PP) Section 5.1(b) of the Credit Agreement is hereby amended by deleting the number "(iii)" the second time it appears in such Section and inserting the number "(iv)" in lieu thereof.

                  (QQ) Section 5.1(o) of the Credit Agreement is hereby amended by (i) deleting the words "Collateral Agent" appearing therein and inserting the words "Collateral Trustee" in lieu thereof, and (ii) adding the following text at the end thereof, immediately after the words "in all material respects;":

                           "and furnish to the Administrative Agent, copies of any notices, correspondence and/or other documents delivered by RRI or any of its Subsidiaries to the Collateral Trustee pursuant to the Collateral Trust Agreement or any other Fundamental Document, simultaneously with delivery thereof to the Collateral Trustee;"

                  (RR) Section 5.1(p) of the Credit Agreement is hereby amended by inserting the following words at the end thereof, immediately after the words "Schedule 3.16 hereof":

                           "or any agreement with respect to any Material Indebtedness of a Credit Party or a Non-Credit Party"

                  (SS) Section 5.1(q) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(q)     (i) Promptly, and in any event within two
                           (2) Business Days, (x) after the earliest to occur of the exercise of the Texas Genco Option, the expiration of the Texas Genco Option and the termination of the Texas Genco Option, notice thereof to the Agents; (y) after the execution of a definitive agreement with respect to a Permitted TG Purchase Transaction, notice thereof to the Agents; and (z) after the exercise of the Texas Genco Option or the execution of a definitive agreement with respect to a Permitted TG Purchase Transaction (as applicable), to the Agents, a certificate (in form and substance reasonably satisfactory to the Agents) setting forth the calculation of Enterprise Value; and (ii) to the Administrative Agent, such notices as are required to be delivered to the Administrative Agent pursuant to the Control Agreement with respect to the Purchase Escrow Account; and"

                  (TT) Section 5.1 of the Credit Agreement is hereby amended by (i) redesignating subsection (r) thereof as subsection (s), and (ii) adding the following new subsection immediately after subsection (q) appearing therein:

                           "(r) Promptly, and in any event within five (5) Business Days, after the incurrence and/or issuance of any Seward Tax-Exempt Bonds or the termination (without replacement) of any Seward Letter of Credit, notice thereof to the Agents; and"

                  (UU) Sections 5.5(a) and 5.5(b) of the Credit Agreement are hereby amended by deleting the words "Collateral Agent" each time such words appear in such Sections and inserting the words "Collateral Trustee" in lieu thereof.

                  (VV) Section 5.5(c) of the Credit Agreement is hereby amended by deleting the words "Furnish to the Collateral Agent," and inserting the words "Furnish to the Collateral Trustee (with copies to the Administrative Agent)" in lieu thereof.

                  (WW) Section 5.6(b) of the Credit Agreement is hereby amended by deleting the words "audits and examinations" and inserting the following in lieu thereof:

                           "audits, inspections and examinations as the Administrative Agent shall reasonably determine,"

                  (XX) Section 5.9 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "SECTION 5.9 Further Assurances; Security Interests. Upon the request of the Administrative Agent, at the cost and expense of RRI, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents, instruments, consents, authorizations or approvals (in form and substance reasonably satisfactory to the Administrative Agent), and take or cause to be taken such action, as may be necessary, or requested by the Administrative Agent or its counsel, to carry out the provisions and purposes of this Credit Agreement and the other Fundamental Documents including, without limitation, such further agreements, documents or instruments as may be appropriate in the reasonable judgment of the Administrative Agent or its counsel, to provide the Collateral Trustee (or the Collateral Agent, if applicable) (for the benefit of the applicable Secured Parties) a perfected Lien in the Collateral to the extent required by the terms hereof or any Fundamental Document, and any and all documents for filing under the provisions of any Applicable Law of the United States or any other jurisdiction which the Administrative Agent may deem necessary or reasonably advisable, and perform or cause to be performed such other acts which are necessary or reasonably advisable, from time to time, in order to grant, perfect and maintain in favor of the Collateral Trustee (or the Collateral Agent, if applicable) (for the benefit of the applicable Secured Parties) the security interest in the Collateral and the Lien on the Mortgaged Real Property Assets to the extent required by the terms of any Fundamental Document, subject only to Permitted Encumbrances (such further assurances to include, without limitation, using all commercially reasonable efforts to obtain waivers from mortgagees, landlords and any other Person who has possession of or any interest in any Collateral with a value in excess of $15,000,000 or any real property on which any Collateral may be located, in form and substance satisfactory to the Administrative Agent). In the event any Credit Party is required to deliver any cash, Cash Equivalents or other security to the Collateral Agent as provided in Section 2.4(h) or
                           Section 2.5(h) hereof, such Credit Party agrees that it shall execute such agreements and other documents as the Collateral Agent shall reasonably request in order to grant, perfect and/or maintain in favor of the Collateral Agent (for the benefit of the Credit Agreement Secured Parties), a security interest in, and Lien on, any such assets so delivered. In the event that any Credit Party is unable to promptly obtain an acknowledgment from a bailee holding goods constituting Collateral upon request of the Administrative Agent or the Collateral Trustee as provided in Section 6.08 of the Security Agreement, then, at the request of the Administrative Agent, such Credit Party shall promptly move such Collateral to a bailee that shall authenticate a record acknowledging that it is holding the Collateral for the benefit of the Collateral Trustee."

                  (YY) Section 5.10(c) of the Credit Agreement is hereby amended by inserting the words "the Collateral Trustee," immediately after the words "the Collateral Agent," appearing therein.

                  (ZZ) The first sentence of Section 5.11(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "Subject to the provisions of Section 5.11(c) below, promptly (1) after the formation or acquisition after the Closing Date of any new Domestic Subsidiary (other than a Domestic Subsidiary of a Non-Credit Party that is prohibited from becoming a Credit Party pursuant to an agreement for Indebtedness in existence on the Closing Date which is permitted under Section 6.1 hereof, or an agreement for any refinancing or renewal of any such Indebtedness pursuant to, and in accordance with, Section 6.1(n) hereof) that has assets with a book value in excess of $10,000,000, or (2) with respect to any Domestic Subsidiary which was formed or acquired after the Closing Date and which did not have assets with a book value in excess of $10,000,000, after such Subsidiary acquires or otherwise holds assets with a book value in excess of $10,000,000, or (3) after any Domestic Subsidiary ceases to be an Excluded Entity (as the case may be), deliver to the Collateral Trustee (with copies to the Administrative Agent) the following: (i) an Instrument of Assumption and Joinder executed by such Subsidiary pursuant to which, among other things, such Subsidiary shall become a Credit Party hereunder; and a Joinder Agreement (in substantially the form of Exhibit A to the Collateral Trust Agreement) pursuant to which, among other things, such Subsidiary shall become a party to the Collateral Trust Agreement and the Security Agreement, (ii) appropriate UCC-1 financing statements with respect to the collateral under the Security Agreement and under the Separate Security Agreement, (iii) an executed Perfection Certificate with respect to such Subsidiary (together with all applicable Lien searches), (iv) Organizational Documents described in Section 4.1(c) with respect to such Subsidiary, (v) a written opinion of counsel covering those matters addressed in the opinion delivered on the Closing Date but limited to such Subsidiary, (vi) Mortgages as and to the extent required by Section 5.12 hereof, (vii) such other security documents as may be reasonably requested by the Administrative Agent or its counsel and all of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and its counsel, and (viii) if applicable, certificates or other instruments (if any) representing 100% of the Equity Interests in such Subsidiary owned by a Credit Party together with an undated stock power (or other appropriate document) executed in blank for each such certificate or other instrument."

                  (AAA) The first sentence of Section 5.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "If, after the Amendment No. 1 Closing Date, any Credit Party purchases, leases or otherwise acquires, any Real Property Asset having a fair market value of $10,000,000 or more, (i) promptly, but in any event within thirty (30) days or such additional period of time not to exceed thirty (30) days with the prior written consent of the Administrative Agent, after such purchase, lease or other acquisition, provide written notice thereof to the Administrative Agent and the Collateral Trustee, setting forth in sufficient detail for the filing of a mortgage thereon, a description of such Real Property Asset purchased, leased or otherwise acquired and an appraisal or such Credit Party's good faith estimate of the current fair market value of such Real Property Asset and (ii) the applicable Credit Party shall promptly execute and deliver to the Collateral Trustee (with copies to the Administrative Agent), one or more Mortgages to secure the Senior Priority Obligations (if outstanding) and the Pari Passu Obligations and such other documents, instruments, reports, opinions, insurance policies as the Administrative Agent or its counsel shall reasonably request (and in form and substance reasonably satisfactory to the Administrative Agent and its counsel) with respect to such Real Property Asset consistent with the reports, opinions, insurance policies and other information required to be delivered with the other Mortgaged Real Property Assets."

                  (BBB) Section 5.15(a) of the Credit Agreement is hereby amended by deleting the words "Collateral Agent)" appearing at the end thereof and inserting the following in lieu thereof:

                           "Collateral Trustee); provided, however, that the Net Cash Proceeds (net of reasonable reserves for transaction expenses with respect to the issuance of the initial series of Secured Notes) from the issuance of the initial series of Secured Notes shall be held in the Prepayment Collateral Account in accordance with Section 2.11(f) hereof."

                  (CCC) Section 5.15(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(b) Maintain the Purchase Escrow Account as a Securities Account, which account is subject to a Securities Account Control Agreement (in form and substance satisfactory to the Administrative Agent) which agreement shall provide, among other things, that amounts in the Purchase Escrow Account may be invested in Cash Equivalents of the type described in clause (vi) of the definition of "Cash Equivalents" in Article 1 hereof, as directed by RRI, so long as no Event of Default has occurred and is continuing."

                  (DDD) Section 5.18 of the Credit Agreement is hereby amended in its entirety to read as set forth in Annex 1 hereto.

                  (EEE) Article 5 of the Credit Agreement is hereby amended by adding the following new Sections at the end thereof:

                           "SECTION 5.22 Notification Relating to Tax Shelter Regulations. In the event a Borrower determines to take any action inconsistent with its intention set forth in Section 3.27 hereof, promptly notify the Administrative Agent thereof and deliver to the Administrative Agent, a duly completed copy of IRS Form 8886 (or any successor form thereto). If such Borrower so notifies the Administrative Agent, such Borrower acknowledges that one or more of the Lenders may treat its loans and/or its interest in Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and in which case, such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

                           SECTION 5.23 Intellectual Property. With respect to any Credit Party, comply with the following covenants in respect of any of such Credit Party's Intellectual Property that constitutes Collateral:

                           (a)      Each Credit Party shall notify the
                           Administrative Agent immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Material Copyright (now or hereafter existing) may become abandoned or dedicated or may lapse, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the PTO, the Copyright Office or any court) regarding a Credit Party's ownership of any Patent, Trademark, or Material Copyright, its right to register the same, or to keep and maintain the same;

                           (b) Each Credit Party, either itself or through any agent, employee, licensee or designee, shall notify the Administrative Agent and the Collateral Trustee upon filing an application for the registration of any Patent, Trademark, or Copyright with the PTO, the Copyright Office or any similar office or agency of any jurisdiction, and, upon request of the Administrative Agent, such Credit Party shall execute and deliver any and all Patent Security Agreement Supplements, Trademark Security Agreement Supplements or Copyright Security Agreement Supplements (as such terms are defined in the Security Agreement) as the Administrative Agent may request to evidence the Collateral Trustee's (for the benefit of the Secured Parties) security interest and Lien in such

                           Patent, Trademark or Copyright (which is a Material Copyright), and the general intangibles of such Credit Party relating thereto or represented thereby;

                           (c) Each Credit Party shall register all Material Copyrights of such Credit Party with the Copyright Office and take all actions necessary or requested by the Administrative Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each Material Copyright (now or hereafter existing);

                           (d) Each Credit Party shall take all actions necessary or requested by the Administrative Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each Patent or Trademark (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless the applicable Credit Party shall reasonably determine that such Patent or Trademark is not material to the conduct of its business;

                           (e) In the event that any of the Collateral consisting of Patents, Trademarks, or Copyrights is infringed upon, or misappropriated or diluted by a third party, the applicable Credit Party shall, unless such Credit Party shall reasonably determine that such Patent, Trademark or Copyright is no longer material to the conduct of its business or operations, take all reasonable actions, including suing for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall periodically report to the Administrative Agent as to the status of such actions;

                           (f) With respect to any Intellectual Property constituting Collateral that any Credit Party has reasonably determined continues to be useful and material to the conduct of such Credit Party's business, such Credit Party will not take or omit to take any action whereby such Intellectual Property could reasonably be expected to become abandoned, dedicated, lapsed or invalidated;

                           (g) Each Credit Party assumes all responsibility and liability arising from the use of the Intellectual Property and hereby indemnifies and holds the Administrative Agent, the Collateral Trustee and each Secured Party harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) in connection with such Intellectual Property or out of the manufacture, promotion, labeling, sale or advertisement of any such product by any Credit Party (or any affiliate or Subsidiary thereof);

                           (h) Each Credit Party will do all things that are necessary and proper within each Credit Party's power and control to keep each license of or constituting Intellectual Property held by such Credit Party as licensee or licensor except to the extent that (i) such Credit Party has reasonably determined that the failure to keep any such license in full force and effect could not be reasonably expected to have a Material Adverse

                           Effect or (ii) any such license would expire by its terms (as in effect on the date hereof) or is terminable at will by a Person other than such Credit Party; and

                           (i) Each Credit Party shall not create any nonexclusive license in any Trademark, Copyright, Patent or other Intellectual Property or general intangible, in each case owned by or licensed to any Credit Party unless such license is in writing and by its terms is expressly subject and subordinate to the security interest and Lien created by the Fundamental Documents.

                           SECTION 5.24 Issuances of Additional Indebtedness. In the event that RRI issues any Indebtedness after the Amendment No. 1 Closing Date pursuant to Section 6.1(b)(i) hereof, which Indebtedness is to be secured as permitted by, and in accordance with, Sections 6.1(b)(i) and 6.2(w) hereof, no later than five (5) Business Days prior to the issuance of such Indebtedness, deliver to the Collateral Trustee (and in the case of the documents referred to in clause
                           (b) below, the applicable Title Company) (in all cases, with copies to the Administrative Agent and in the case of the documents referred to in clause (b) below, the Collateral Trustee as well) each of the following documents (all of which shall be in form and substance satisfactory to the Administrative Agent): (a) a certificate from RRI and any Credit Party that is a guarantor of such Indebtedness certifying that (i) the incurrence of such Indebtedness does not violate the terms and provisions of any agreement governing any then existing Indebtedness, and (ii) no Event of Default or Actionable Default (as defined in the Collateral Trust Agreement) shall have occurred and then be continuing, or will occur upon the issuance of such Indebtedness and the related lien; (b) a supplemental mortgage in recordable form, with respect to each Mortgaged Real Property Asset then in existence; (c) a title insurance endorsement or such other evidence or confirmation as is reasonably requested by the Administrative Agent with respect to each existing Title Policy confirming that the Mortgages, as so supplemented, continue to secure the Pari Passu Obligations as applicable, free of all Liens other than the Permitted Encumbrances; (d) a reliance letter addressed to the Collateral Trustee, the Administrative Agent, the Tranche A Agent, the Issuing Banks, the Collateral Agent, the Tranche A Collateral Agent and the Lenders for each opinion being delivered by counsel to any of the Credit Parties in connection with the issuance of such Indebtedness; and (e) such other supplements and documents (including opinions) as may be reasonably requested by the Administrative Agent or the Collateral Trustee."

                  (FFF) Clause (ii) of Section 6.1(b) of the Credit Agreement is hereby amended by deleting the figure "$200,000,000" appearing therein and inserting the figure "$300,000,000" in lieu thereof.

                  (GGG) Section 6.2(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(c)     the Liens of the Collateral Agent (for the
                           benefit of the applicable Credit Agreement Secured Parties), the Collateral Trustee (for the benefit of the applicable Secured Parties) or the Tranche A Collateral Agent (for the benefit of the Lenders owed the Adjusted Tranche A Obligations) under this Credit Agreement, the other Fundamental Documents and any other document contemplated hereby or thereby;"

                  (HHH) Section 6.2(w) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(w)     Liens securing Indebtedness permitted under
                           Section 6.1(b), 6.1(l) and/or 6.1(q) hereof;
                           provided, that any Liens securing Indebtedness permitted under Section 6.1(b) shall be granted to the Collateral Trustee and shall be subject to the Collateral Trust Agreement; and"

                  (III) Section 6.2(x) of the Credit Agreement is hereby amended by adding ", L.P." after the words "Texas Genco" appearing in such Section.

                  (JJJ) Section 6.3(u) of the Credit Agreement is hereby amended by inserting the words "or any Subsidiary of a Credit Party" after the words "Credit Party" the first time such words appear in such Section.

                  (KKK) The last paragraph of Section 6.3 of the Credit Agreement is hereby amended by inserting the words "Section 6.3(k) or" before the words "Section 6.3(u)" appearing therein.

                  (LLL) Section 6.4(a)(iii) of the Credit Agreement is hereby amended by adding the following text at the end thereof, immediately after the words "rights offering" as they appear for the second time in Section:

                           ", and (z) payments for the redemption of any fractional share issued in connection with a conversion of any convertible security constituting a Junior Security"

                  (MMM) Section 6.4(b) of the Credit Agreement is hereby amended by (i) inserting the words "described in clause (i) through (iv) above" after the words "in all the foregoing cases" appearing in the proviso at the end of such Section, and (ii) adding the following text at the end of such Section, immediately after the word "continuing":

                           ", and (v) to make prepayments or repurchases in respect of Indebtedness incurred pursuant to Section 6.1(b)(i) hereof which prepayments or repurchases are made from proceeds of asset sales in accordance with the terms and provisions of the applicable Secured Note Agreement for such Indebtedness."

                  (NNN) Section 6.11 of the Credit Agreement is hereby amended by inserting the following text immediately after clause (ii)(B) of such
Section:

                           "or (C) restrictions and conditions set forth in any agreement creating or evidencing any Indebtedness permitted by Section 6.1(b)(i) hereof; provided, that any such Indebtedness and such restrictions and conditions continue to satisfy each of the conditions set forth in such Section 6.1(b)(i),"

                  (OOO) Section 6.14 of the Credit Agreement is hereby amended by (i) deleting the words "Collateral Agent" appearing at the end thereof and inserting the words "Collateral Trustee" in lieu thereof and (ii) inserting the word "applicable" immediately before the words "Secured Parties" appearing therein.

                  (PPP) Section 6.15 of the Credit Agreement is hereby amended by (i) inserting "(a)" at the beginning thereof, immediately before the word "Sell"; (ii) replacing "(a)" and "(b)" appearing in such Section with "(i)" and "(ii)" respectively; and (iii) adding the following section at the end thereof:

                           "(b)     Without the Administrative Agent's prior
                           written consent (which consent shall not be unreasonably withheld or delayed): (i) grant any extension of the time of payment of any of the Collateral consisting of Accounts, Chattel Paper, Instruments (as defined in the Security Agreement) or payment intangibles or (ii) release, wholly or partly, any obligor liable for the payment thereof, provided, however, the foregoing shall not restrict any extensions or releases granted or made by any Credit Party in the ordinary course of such Credit Party's business and consistent with such prudent practices used in industries that are the same as or similar to those which such Credit Party is engaged."

                  (QQQ) Article 6 of the Credit Agreement is hereby amended by adding the following new Section at the end thereof:

                           "SECTION 6.22 Use of Mortgaged Real Property Assets.
                           (a) Unless (i) required by Applicable Law, (ii) the Administrative Agent has otherwise agreed in writing, or (iii) otherwise expressly provided herein, allow changes in the use for which all or any part of any Mortgaged Real Property Asset was intended at the time the applicable Mortgage and/or Assignment of Leases and Rents with respect to such Mortgaged Real Property Asset was executed by the applicable Credit Party, if such change would have a Material Adverse Effect."

                           (b) Except as expressly permitted under this Credit Agreement, subdivide any Mortgaged Real Property Asset, or initiate or acquiesce in a change in the zoning classification of any Mortgaged Real Property Asset without the Administrative Agent's prior written consent, if such change would have a Material Adverse Effect."

                  (RRR) Section 7(a) of the Credit Agreement is hereby amended by inserting the words "the Collateral Trustee," immediately after the words "the Collateral Agent," appearing therein.

                  (SSS)    The parenthetical phrase appearing at the end of
Section 7(f) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(provided that the foregoing clause of this paragraph (f) shall not apply to (i) secured Indebtedness permitted hereunder that becomes due prior to its stated maturity as a result of the voluntary sale or transfer as permitted hereunder, or from a casualty or Condemnation Event, in either case of the property or assets securing such Indebtedness or (ii) secured Indebtedness issued pursuant to Section 6.1(b)(i) hereof that is required to be prepaid or repurchased as a result of an offer to prepay or repurchase such Indebtedness with the proceeds of asset sales in accordance with the terms and provisions of the applicable Secured Note Agreement for such Indebtedness);"

                  (TTT) Section 7(m) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(m)     (i) this Credit Agreement, the Security
                           Agreement, any Mortgage, any Assignment of Leases and Rents, or any other Fundamental Document shall, for any reason, not be or shall cease to be in full force and effect or shall be declared null and void, or any of the Fundamental Documents shall not give or shall cease to give the Administrative Agent, the Collateral Agent, the Collateral Trustee, the other Agents, the Lenders or any of the other Secured Parties (as applicable), the rights, powers and privileges purported to be created thereby or shall not give or shall cease to give the Collateral Agent, the Collateral Trustee and/or the Tranche A Collateral Agent (as applicable) the Liens, rights, powers and privileges purported to be created thereby in favor of the Collateral Agent (for the benefit of the Credit Agreement Secured Parties), the Collateral Trustee for the benefit of the Secured Parties, and/or the Tranche A Collateral Agent for the benefit of the Lenders owed the Adjusted Tranche A Obligations (respectively) superior to and prior to the rights of all third Persons and subject to no other Liens (other than Permitted Encumbrances), or
                           (ii) the validity or enforceability of the Liens granted, to be granted, or purported to be granted, by any of the Fundamental Documents shall be contested by any Credit Party or any of their respective Affiliates; provided, that no such defects pursuant to clause (i) above with respect to a Lien granted or purported to be granted by any of the Fundamental Documents shall give rise to an Event of Default under this paragraph (m) unless such defects shall adversely affect the aggregate value of the Collateral or the Mortgaged Real Property Assets (taken as whole) by an aggregate amount of $50,000,000 or more;"

                  (UUU) The last paragraph of Article 7 of the Credit Agreement is hereby amended by (i) deleting the first parenthetical phrase appearing in such Section immediately preceding clause (x) therein, and (ii) inserting the words "the Collateral Trustee," immediately following the words "the Collateral Agent" as such words appear in the last sentence of such paragraph.

                  (VVV) The first sentence of Section 8.1(a) of the Credit Agreement is hereby amended by inserting the words "Credit Agreement" immediately preceding the words "Secured Parties" appearing in such sentence.

                  (WWW) Clauses (i), (iv), (v) and (viii) of Section 8.1(b) of the Credit Agreement are hereby amended by inserting the words "the Collateral Trustee," immediately after the words "the Collateral Agent," each time such words appear in such clauses.

                  (XXX) Clause (ix) of Section 8.1(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(ix) any provision of Applicable Law or regulation purporting to prohibit the payment by any Borrower, any Guarantor or OPH of any amount payable by it under a Fundamental Document."

                  (YYY) Section 8.1(c) of the Credit Agreement is hereby amended by inserting the words "the Collateral Trustee," immediately after the words "the Collateral Agent," each time such words appear in such Section.

                  (ZZZ) Section 8.1(e) of the Credit Agreement is hereby amended by inserting the words "the Collateral Trustee," immediately following the words "the Collateral Agent," appearing in such Section.

                  (AAAA) Section 8.2 of the Credit Agreement is hereby amended by inserting the words "the Collateral Trustee," immediately following the words "the Collateral Agent," appearing in such Section.

                  (BBBB) Section 8.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "SECTION 8.3 Continuation and Reinstatement, etc. (a) Each Guarantor further agrees that its Guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the bankruptcy or reorganization of any Borrower or any Guarantor, or otherwise. In furtherance of the provisions of this Article 8, and not in limitation of any other right which any Credit Agreement Secured Party may have at law or in equity against any Borrower, any Guarantor or any other Person by virtue hereof, upon failure of any Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice or otherwise, each applicable Guarantor hereunder of such Obligation hereby promises to and will, upon receipt of written demand by the Administrative Agent (acting at the request of a Credit Agreement Secured Party), forthwith pay or cause to be paid to the Administrative Agent for the benefit of the Credit Agreement Secured Parties (as applicable) in cash an amount equal to the unpaid amount of such Obligation with interest thereon at a rate of interest equal to the rate specified in Section 2.12(a) hereof, and thereupon the Administrative Agent shall assign, without recourse and without representation or warranty of any kind, such Obligation, and shall instruct the Collateral Trustee or the Tranche A Collateral Agent (as applicable), without recourse and without representation or warranty of any kind, to assign all security interests, if any, then held by the Collateral Trustee or the Tranche A Collateral Trustee (as applicable), in respect of such Obligation, to the Guarantor or Guarantors making such payment; such assignment to be subordinate and junior to the rights of the Collateral Agent, the Collateral Trustee or the Tranche A Collateral Agent on behalf of the Credit Agreement Secured Parties, the Secured

                           Parties or the Lenders owed the Adjusted Tranche A Obligations (as applicable) with regard to amounts payable by any Borrower in connection with the remaining unpaid Obligations (including Post-Petition Interest) and to be pro tanto to the extent to which the Obligation in question was discharged by the Guarantor or Guarantors making such payments.

                           (b) All rights of a Guarantor against any Borrower, arising as a result of the payment by such Guarantor of any sums to the Administrative Agent for the benefit of the Credit Agreement Secured Parties, to the Tranche A Agent for the benefit of the Tranche A Lenders, or directly to the Lenders or Credit Agreement Secured Party hereunder by way of right of subrogation or otherwise, shall in all respects be subordinated and junior in right of payment to, and shall not be exercised by, such Guarantor until and unless, the occurrence of the Bank Credit Termination Date. If any amount shall be paid to such Guarantor for the account of a Borrower, such amount shall be held in trust for the benefit of the Administrative Agent, segregated from such Guarantor's own assets, and shall forthwith be paid to the Administrative Agent on behalf of the applicable Credit Agreement Secured Parties to be credited and applied to the Obligations, whether matured or unmatured."

                  (CCCC) Section 8.4(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(b)     Notwithstanding anything to the contrary
                           contained in this Credit Agreement (but subject to the terms and provisions of Section 8.4(a) above), the amount guaranteed by each Limited Guarantor hereunder shall be limited to an amount calculated as described in Part B of Schedule 8.4 hereto; provided, however, that the foregoing shall cease to apply to any Limited Guarantor on the date on which the contractual obligation (or replacement thereof to the extent permitted by the terms of this Credit Agreement) that prohibited such Limited Guarantor from guaranteeing its Guaranteed Obligations hereunder in full shall no longer be in effect."

                  (DDDD) Article 8 of the Credit Agreement is hereby amended by adding the following new Section at the end thereof:

                           "8.6 Release of any Guaranty. The Credit Parties hereby agree that in the event any Guarantor or OPH is to be released from its obligations under any Guaranty pursuant to any of the Fundamental Documents (such entity being referred to as a "Released Guarantor"), then RRI and/or the Released Guarantor shall arrange for, or otherwise cause, any Guaranty from such Released Guarantor which was issued in connection with any Indebtedness to also be released prior to, or concurrently with, the release of any Guaranty pursuant to any of the Fundamental Documents. The Lenders hereby agree that in the event any Guarantor or OPH is released from its obligations under any Guaranty pursuant to any of the Fundamental Documents and such Guarantor or OPH (as applicable) is an issuer of "Excluded Securities" (as defined in the

                           Collateral Trust Agreement) in which the Collateral Trustee holds a Lien solely for the benefit of the Credit Agreement Secured Parties, then (a) the Collateral Trustee's Lien on the Excluded Securities shall also be released upon the release of all Guaranties issued by such Released Guarantor under the Fundamental Documents and in connection with any Indebtedness, and (b) the Administrative Agent and/or the Collateral Agent shall at the request of RRI, release, or direct the Collateral Trustee to release, any Liens on such Excluded Securities."

                  (EEEE) Article 9 of the Credit Agreement is hereby amended in its entirety to read as set forth in Annex 2 hereto.

                  (FFFF) Section 10.1(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(c)     The Secured Parties hereby authorize the
                           Administrative Agent or the Collateral Agent as applicable (in its sole discretion) to do any of the following, and during the Designated Period, the Tranche A Collateral Agent to take the actions set forth below:

                           (i) in connection with (A) the sale, exchange or other disposition of any asset included in the Collateral, of any Mortgaged Real Property Asset or of all of the Equity Interests of any Guarantor, or
                           (B) any sale, dissolution or liquidation of any Subsidiary, in each case to the extent undertaken in accordance with the terms of this Credit Agreement; and, provided no Default or Event of Default has occurred and is then continuing, (x) in the case of the Administrative Agent or the Collateral Agent, to authorize the Collateral Trustee to release a Lien granted to it (for the benefit of any Secured Parties) and/or to release (or, in the case of OPH Guaranty Agreement, to authorize the Collateral Trustee to release) such Guarantor from its obligations hereunder and under any other applicable Fundamental Documents or (y) in the case of the Tranche A Collateral Agent, to release a Lien granted to it (for the benefit of any Lenders owed the Adjusted Tranche A Obligations), on such asset, Mortgaged Real Property Asset or Equity Interest;

                           (ii)     [Intentionally deleted.]

                           (iii) in connection with any monetization or securitization permitted under Section 6.1(k) and 6.2(p) hereof, to authorize the Collateral Trustee to release the Lien granted to it (for the benefit of any Secured Parties) on the property sold in such transaction upon the closing thereof;

                           (iv) to determine that the cost to RRI or another Credit Party is disproportionate to the benefit to be realized by the Administrative Agent, the other Agents, the Collateral Agent, the Tranche A Agent, the Tranche A Collateral Agent, Lenders owed the Adjusted Tranche A Obligations, the Issuing Banks, the Lenders, the Collateral Trustee and/or the other Secured Parties by perfecting or maintaining a Lien in a given asset or group of assets included in the Collateral or in any Mortgaged Real Property Asset, and that RRI or other Credit Party should not be required to perfect or maintain such Lien in favor of the Collateral Trustee (for the benefit of any Secured Parties) or the Tranche A Collateral Agent (for the benefit of any Lenders owed the Adjusted Tranche A Obligations) (as applicable);

                           (v) to appoint subagents to be the holder of record of a Lien to be granted to the Collateral Agent (for the benefit of any Credit Agreement Secured Parties), to the Tranche A Collateral Agent (for the benefit of any Lenders owed the Adjusted Tranche A Obligations) or to the Collateral Trustee (for the benefit of any Secured Parties) (as applicable), or to hold on behalf of the Collateral Agent, the Tranche A Collateral Agent or the Collateral Trustee such Lien, or Collateral or instruments relating thereto;

                           (vi) to enter into and perform its obligations (including exercising its discretion as provided therein) under the other Fundamental Documents, including performing its obligations or exercising its discretion under the terms of the Collateral Trust Agreement, whether as Administrative Agent, as Collateral Agent or as co-trustee, agent or sub-agent for the Collateral Trustee and releasing, or confirming the release of, any Lien granted for the benefit of any applicable Secured Party, which release is authorized pursuant to any Fundamental Document; and

                           (vii)    to enter into (and/or authorize the
                           Collateral Trustee to enter into) intercreditor and/or subordination agreements on terms acceptable to the Administrative Agent with Persons who have been granted Liens which are permitted pursuant to
                           Section 6.2 hereof, including the Citibank
                           Intercreditor Agreement and the Genco Intercreditor Agreement.

                           The Collateral Agent or the Administrative Agent and, during the Designated Period, the Tranche A Agent or the Tranche A Collateral Agent (as applicable), hereby agrees, at the written request of RRI, to release or direct the Collateral Trustee to release, or to confirm the release or direct the Collateral Trustee to confirm the release of (as applicable), the applicable Lien granted for the benefit of any Credit Agreement Secured Parties, any Adjusted Tranche A Obligations or any Secured Parties (as applicable), pursuant to any Fundamental Document in the case of any event described in clause (c)(i),
                           (c)(iii) or (c)(vi) above."

                  (GGGG) Section 10.2(a) of the Credit Agreement is hereby amended by inserting the following text at the end thereof, immediately after the words "Revolving Credit Loans":

                           "; or (2) in the case of a Senior Priority Loan, at the Base Rate plus the Applicable Interest Margin for Base Rate Loans which are Senior Priority Loans."

                  (HHHH) The first paragraph of Section 10.2(b) of the Credit Agreement is hereby amended by inserting the words "Credit Agreement" immediately before the words "Secured Parties" appearing in such first paragraph.

                  (IIII) The last paragraph of Section 10.2(b) of the Credit Agreement is hereby amended by inserting the words "Credit Agreement" immediately before the words "Secured Party" or "Secured Party's", each place such words appear in such Section.

                  (JJJJ) Section 10.5 of the Credit Agreement is hereby amended by inserting the words "Credit Agreement" immediately before the words "Secured Parties" each place such words appear in such Section.

                  (KKKK) The first sentence of Section 10.12 of the Credit Agreement is hereby amended by deleting the phrase "or the Collateral Agent" appearing therein and inserting the words ", the Collateral Agent or the Collateral Trustee" in lieu thereof.

                  (LLLL) Section 10.14(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(b)     If the Administrative Agent, the Collateral
                           Agent, the Collateral Trustee, the Tranche A Agent, the Tranche A Collateral Agent, any Issuing Bank, any Lender or any other Credit Agreement Secured Party is required at any time to return to RRI or any other Credit Party, or to a trustee, receiver, liquidator, custodian, or any official under any proceeding under any Debtor Relief Law or otherwise, any portion of a payment made by RRI or any other Credit Party, each Lender or other Credit Agreement Secured Party agrees that it shall, on demand of the Administrative Agent or Collateral Trustee, return its share of the amount to be returned which was received by the applicable Lender or other Credit Agreement Secured Party, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate."

                  (MMMM) The second address appearing in clause (i) of Section 11.1(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                                    "1111 Louisiana Street
                                    Houston, Texas 77002
                                    Attention: General Counsel
                                    Facsimile No.: (713) 497-0140
                                    Telephone No.: (713) 497-7265"

                  (NNNN) Clause (vi) of Section 11.1(a) of the Credit Agreement is hereby amended by deleting the last three (3) lines of such clause and inserting the following in lieu thereof:

                           "Attention: Eric Chilton
                           Facsimile No.: (212) 412-7691
                           Telephone No.: (212) 412-1485"

                  (OOOO) Section 11.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "SECTION 11.2 Survival of Agreement, Representations and Warranties, etc. All warranties, representations and indemnities made by any of the Credit Parties herein, in any other Fundamental Document or in any certificate or instrument delivered by it or on its behalf in connection with or pursuant to this Credit Agreement or any other Fundamental Document shall be considered to have been relied upon by the Administrative Agent, the other Agents, the Collateral Agent, the Collateral Trustee, the Tranche A Agent, the Tranche A Collateral Agent, the Issuing Banks and the Lenders and, except for any terminations, amendments, modifications or waivers thereof in accordance with the terms hereof, shall survive the execution and delivery of this Credit Agreement, the combination and continuation of the Existing Loans, the making of any Revolving Credit Loans, the making of any Senior Priority Loans and the issuance of the Letters of Credit herein contemplated, and the execution and delivery of any Notes hereunder, in each case, regardless of any investigation made by the Administrative Agent, the other Agents, the Collateral Agent, the Collateral Trustee, the Tranche A Agent, the Tranche A Collateral Agent, any Issuing Bank or any of the Lenders or on their behalf and notwithstanding the Administrative Agent, the other Agents, the Collateral Agent, the Collateral Trustee, the Tranche A Agent, the Tranche A Collateral Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect so long as any Obligation is outstanding and unpaid, any Letter of Credit is outstanding and so long as the Revolving Credit Commitments or the Senior Priority Commitments have not been terminated. All statements in any such certificate or instrument delivered in connection with, or pursuant to this Credit Agreement or any other Fundamental Document shall constitute representations and warranties by the Credit Parties hereunder. Notwithstanding the foregoing, any representation, warranty, agreement or indemnity with respect to any tax shall survive at least until thirty (30) days after the expiration of the applicable statute of limitations with respect to such tax."

                  (PPPP) The first sentence of Section 11.9 of the Credit Agreement is hereby amended by inserting the words "the Collateral Trustee," immediately after the words "the Collateral Agent," appearing in such sentence.

                  (QQQQ) Clause (a) of Section 11.11 of the Credit Agreement is hereby amended by deleting the phrase "and 11.11(c)" in the second line of such Section and inserting the phrase "through 11.11(f)" in lieu thereof.

                  (RRRR) Section 11.11(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           "[INTENTIONALLY DELETED]"

                  (SSSS) The proviso in Section 11.13 of the Credit Agreement is hereby amended by inserting the words ", the Collateral Trustee," immediately after the words "the Collateral Agent" as it appears in the proviso.

                  (TTTT) The first sentence of Section 11.18(a) of the Credit Agreement is hereby amended by (i) deleting the word "or" appearing immediately before clause (viii) appearing therein, and (ii) inserting the following new clause at the end of such sentence, immediately after the words "contemplated thereby":

                           "or (ix) to the Collateral Trustee."

                  (UUUU) Section 11.18(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(b)     Notwithstanding anything to the contrary
                           contained in this Credit Agreement or any other express or implied agreement, arrangement or understanding, "Information" shall not include, and the Credit Parties and Lenders agree that any of the Agents, the Collateral Agent, the Tranche A Agent, the Tranche A Collateral Agent, the Issuing Banks, the Lenders and their affiliates, employees, representatives and other agents may disclose to any and all Persons, without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to any of the Agents, the Collateral Agent, the Tranche A Agent, the Tranche A Collateral Agent, the Issuing Banks or the Lenders relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar items that relate to the tax treatment or tax structure of the transactions contemplated hereby."

                  (VVVV) The first sentence of Section 11.19 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "Each of this Credit Agreement (including the Exhibits and Schedules hereto), the Fee Letters, the Security Documents relating to the grant of a Lien to the Collateral Agent (for the benefit of the Credit Agreement Secured Parties), to the Collateral Trustee (for the benefit of the Secured Parties) or to the Tranche A Collateral Agent (for the benefit of the Tranche A Lenders), and other Fundamental Documents represents the entire agreement of the parties with regard to the subject matter hereof or thereof (as applicable)."

                  (WWWW) Section 11.21 of the Credit Agreement is hereby amended by inserting the words "the Collateral Trustee," immediately after the words "the Collateral Agent," as it appears in such Section.

                  (XXXX) Clause (c) of the first sentence of Section 11.22 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(c)     financial statements, certificates, and
                           other information previously or hereafter furnished to any of the Agents, the Collateral

                           Agent, the Collateral Trustee, the Tranche A Agent, the Tranche A Collateral Agent, any Co-Lead Arranger, any Joint Book-Running Manager, any Issuing Bank or any Lender may be reproduced by the party receiving the same or the Administrative Agent by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process."

                  (YYYY) Section 11.25 of the Credit Agreement is hereby amended by inserting the phrase "and the Collateral Trust Agreement" immediately after the defined term "Intercreditor Agreements" each time such defined term appears in such Section or in the heading of such Section.

                  (ZZZZ) Article 11 of the Credit Agreement is hereby amended by adding the following new Sections at the end thereof:

                           "SECTION 11.26 Confirmation by the Lenders. Within three (3) Business Days of any request by the Administrative Agent or the Collateral Agent, each Lender agrees that it will confirm the aggregate amount of the Obligations owed to such Lender. In the event any Lender fails to timely provide such confirmation, such Lender agrees that the Administrative Agent or the Collateral Agent (as applicable) may use as the amount of Obligations owed to such Lender the amounts set forth in the Register.

                           SECTION 11.27 Sharing of Liens. (a) Notwithstanding
                           (i) anything to the contrary contained in the Fundamental Documents, (ii) the time of incurrence of any Restructured Obligations, any series of Secured Notes or any other Pari Passu Obligations, (iii) the order or method of attachment or perfection of any Liens securing any Restructured Obligations, any series of Secured Notes or any other Pari Passu Obligations, (iv) the time or order of filing or recording of financing statements, mortgages or other documents filed or recorded to perfect any Lien upon any Shared Collateral, (v) the time of taking possession or control over any Shared Collateral or
                           (vi) the rules for determining priority under any law governing relative priorities of Liens:

                                    (x)      all Liens at any time granted by
                           RRI or any of its Subsidiaries in the Shared
                           Collateral to secure any Restructured Obligations, any series of Secured Notes or any other Pari Passu Obligations shall secure, Equally and Ratably, all liabilities of RRI or such Subsidiary under or in respect of the Restructured Obligations, Secured Notes and other Pari Passu Obligations, and

                                    (y)      all proceeds of all Liens at any
                           time granted by RRI or any of its Subsidiaries in the Shared Collateral to secure any Restructured Obligations, any series of Secured Notes or any other Pari Passu Obligations shall be allocated and distributed Equally and Ratably on account of all liabilities of RRI or such Subsidiary under or in respect of the Restructured Obligations, Secured Notes and other Pari Passu Obligations.

                           (b) The provisions of this Section 11.27 are intended for the benefit of, and shall be enforceable as a third party beneficiary by, the Collateral Trustee and each of the present and future holders of Secured Notes and their trustees or representatives."

                  (AAAAA) Schedule 6.5 of the Credit Agreement is hereby amended in its entirety by replacing it with Schedule 6.5 (Revised) attached hereto.

                  (BBBBB) Schedule 8.4 of the Credit Agreement is hereby amended in its entirety by replacing it with Schedule 8.4 (Revised) attached hereto.

                  (CCCCC) Schedules 8.4(a) and 8.4(b) of the Credit Agreement are hereby deleted in their entirety; and the references to such Schedules are hereby deleted from the Table of Contents of the Credit Agreement.

                  (DDDDD) Exhibit C to the Credit Agreement is hereby amended in its entirety by replacing it with Exhibit C (Revised) attached hereto.

                  (EEEEE) Exhibit D to the Credit Agreement and the reference thereto in the Table of Contents of the Credit Agreement, are hereby deleted in their entirety and replaced with the words "[Intentionally Deleted]".

         SECTION 2. Representations and Warranties. Each of the Credit Parties represents and warrants as of the date hereof and as of the Amendment No. 1 Effective Date, to each of the Agents, the Tranche A Agent, the Issuing Banks and the Lenders that:

                  (A) the execution, delivery and performance by each of the Credit Parties of this Amendment, the Credit Agreement as modified by this Amendment, the Collateral Trust Agreement (as defined in Section 3 hereof) and any other documents delivered pursuant to Section 4 hereof (i) have been duly authorized by all requisite corporate, partnership or limited liability company action (as applicable) on the part of each such Credit Party; and (ii) will not violate (x) any provision of any statute, rule or regulation, or any Organizational Document of any of the Credit Parties, (y) any applicable order of any court or any rule, regulation or order of any other agency of government, or (z) any indenture, agreement or other instrument to which any of the Credit Parties is a party or by which any of the Credit Parties or any of their respective properties is bound, or be in conflict with, result in a breach of, constitute (with notice or lapse of time or both) a default under, or create any right to terminate, any such indenture, agreement, or other instrument;

                  (B) upon the occurrence of the Amendment No. 1 Effective Date (as defined in Section 4 below), this Amendment and each other agreement delivered pursuant to Section 4 hereof will constitute the legal, valid and binding obligation of the applicable Credit Parties that are party thereto, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

                  (C) no Default or Event of Default shall have occurred and then be continuing under the Credit Agreement;

                  (D) the Credit Parties have obtained all consents and waivers from any Persons necessary for the execution, delivery and performance of this Amendment and any other document or transaction contemplated hereby; and

                  (E) after giving effect to this Amendment, all representations and warranties set forth in the Credit Agreement and the other Fundamental Documents are true, correct and complete in all material respects on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of the date hereof, unless such representation is as of a specific date, in which case, as of such date.

         SECTION 3. Authorization, Acknowledgements and Agreements of the
Lenders.

                  (A) The Lenders hereby authorize the Administrative Agent and/or the Collateral Agent to enter into (i) a collateral trust agreement which is in form and substance satisfactory to the Agents (the "Collateral Trust Agreement"), (ii) such amendments to the Fundamental Documents as are necessary, advisable, or otherwise requested by RRI to implement the terms and provisions of the Collateral Trust Agreement; and (iii) OPH Guaranty Agreement (as defined in Section 1(V) above).

                  (B) The Lenders hereby acknowledge and agree (i) to be bound by the terms and provisions of the executed Collateral Trust Agreement and
(ii) that any costs, expenses, liabilities or other obligations incurred by the Administrative Agent or the Collateral Agent pursuant to, or in connection with, the Collateral Trust Agreement shall be subject to reimbursement and indemnification by the Lenders in accordance with Section 10.6 of the Credit Agreement.

         SECTION 4. Effective Date. This Amendment shall not become effective until the date on which all of the following conditions precedent shall have been satisfied, or waived in writing (such date being referred to herein as the "Amendment No. 1 Effective Date"):

                  (A) The Administrative Agent shall have received fully executed counterparts of this Amendment executed by (i) the Credit Parties, (ii) the Administrative Agent, (iii) the Required Lenders and (iv) the Required Senior Priority Lenders.

                  (B) The Secured Note Agreements (as defined in Section 1(V) above) for the initial series of Secured Notes (as defined in Section 1(V) above and which for purposes of this Amendment shall mean all of the Secured Notes to be issued by RRI on July 1, 2003) shall have been executed and delivered by all of the parties thereto. The initial of series Secured Notes shall have been issued; 100% of the Net Cash Proceeds from such issuance shall have been directly wire transferred and irrevocably deposited into the Prepayment Collateral Account; and RRI shall have given irrevocable written instructions (in form and substance satisfactory to the Administrative Agent and the Collateral Agent) that the Collateral Agent apply such proceeds so deposited as provided in Section 2.11(f) as amended hereby).

                  (C) The Administrative Agent shall have received fully executed copies of each of the documents required in connection with the Collateral Trust Agreement and the transactions contemplated therein and all of such documents shall be in form and substance reasonably satisfactory to the Administrative Agent, the Collateral Agent, the other Agents and their respective counsel.

                  (D) The Administrative Agent shall have received the written opinion of (i) Bracewell & Patterson, L.L.P., counsel to the Credit Parties, and (ii) from counsel to the Credit Parties in each jurisdiction where a Mortgaged Real Property Asset is located, each dated the Amendment No. 1 Effective Date and addressed to the Agents, the Tranche A Agent, the Issuing Banks, the Collateral

Agent, the Tranche A Collateral Agent and the Lenders, which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

                  (E) The Agents and their respective counsels shall have received such approvals, information, materials and documentation as any of the Agents or their respective counsel may reasonably request, which approvals, information, materials and documentation shall be reasonably satisfactory in form and substance to the Agents and their respective counsel.

                  (F) All fees and other charges presently due and payable to the Administrative Agent or any Lender pursuant to any Fundamental Document shall have been paid by RRI.

                  (G) All out-of-pocket expenses incurred by the Agents and invoiced by 5:00 p.m. (New York City time) two (2) Business Days prior to the Amendment No. 1 Effective Date, which expenses have been incurred in connection with the Credit Agreement, this Amendment, any other Fundamental Document or the transactions contemplated by any of the foregoing (including, without limitation, the reasonable fees and disbursements of Clifford Chance US LLP) shall have been paid by RRI.

         SECTION 5. CONFIRMATION AND ACKNOWLEDGEMENT OF THE OBLIGATIONS; RELEASE. EACH OF THE BORROWERS HEREBY (A) CONFIRMS AND ACKNOWLEDGES TO THE AGENTS, THE ISSUING BANKS AND THE LENDERS THAT IT IS VALIDLY AND JUSTLY INDEBTED TO THE AGENTS, THE ISSUING BANKS AND THE LENDERS FOR THE PAYMENT OF ALL OBLIGATIONS (AS DEFINED IN THE CREDIT AGREEMENT) WITHOUT OFFSET, DEFENSE, CAUSE OF ACTION OR COUNTERCLAIM OF ANY KIND OR NATURE WHATSOEVER AND (B) REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF THE CREDIT AGREEMENT AND THE OTHER FUNDAMENTAL DOCUMENTS AND THE LIENS IN THE COLLATERAL AND THE MORTGAGED REAL PROPERTY ASSETS WHICH WERE GRANTED PURSUANT TO ANY OF THE FUNDAMENTAL DOCUMENTS OR OTHERWISE. EACH OF THE CREDIT PARTIES, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVES, RELEASES AND DISCHARGES EACH AGENT, EACH ISSUING BANK, EACH LENDER, EACH SECURED PARTY AND ALL OF THE AFFILIATES OF EACH AGENT, EACH ISSUING BANK, EACH LENDER AND EACH SECURED PARTY, AND ALL OF THE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, SUCCESSORS AND ASSIGNS OF EACH AGENT, EACH ISSUING BANK, EACH LENDER, EACH SECURED PARTY AND SUCH AFFILIATES, FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION (KNOWN AND UNKNOWN) ARISING OUT OF OR IN ANY WAY RELATING TO ANY OF THE FUNDAMENTAL DOCUMENTS AND ANY DOCUMENTS, AGREEMENTS, DEALINGS OR OTHER MATTERS CONNECTED WITH ANY OF THE FUNDAMENTAL DOCUMENTS, IN EACH CASE TO THE EXTENT ARISING (X) ON OR PRIOR TO THE AMENDMENT NO. 1 EFFECTIVE DATE OR (Y) OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE AMENDMENT NO. 1 EFFECTIVE DATE.

         SECTION 6. ACKNOWLEDGEMENT AND CONSENT BY THE GUARANTORS.

                  (A) EACH OF THE GUARANTORS HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT AND CONSENTS TO THE TERMS HEREOF AND FURTHER CONFIRMS AND AGREES THAT ITS GUARANTEE PURSUANT TO THE CREDIT AGREEMENT (OR IN THE CASE OF OPH, THE OPH GUARANTY AGREEMENT

(AS DEFINED IN SECTION 1(V) ABOVE)) IS, AND SHALL CONTINUE TO BE, IN FULL FORCE AND EFFECT AND IS HEREBY CONFIRMED AND RATIFIED IN ALL RESPECTS.

                  (B) EACH OF THE GUARANTORS HEREBY CONFIRMS AND ACKNOWLEDGES THAT IT IS VALIDLY AND JUSTLY INDEBTED TO THE ADMINISTRATIVE AGENT, THE ISSUING BANKS AND THE LENDERS FOR THE PAYMENT OF ALL OF THE OBLIGATIONS WHICH IT HAS GUARANTEED, WITHOUT OFFSET, DEFENSE, CAUSE OF ACTION OR COUNTERCLAIM OF ANY KIND OR NATURE WHATSOEVER.

                  (C) EACH OF THE GUARANTORS HEREBY REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF THE CREDIT AGREEMENT AND THE FUNDAMENTAL DOCUMENTS TO WHICH IT IS A PARTY AND THE LIENS IN THE COLLATERAL AND THE MORTGAGED REAL PROPERTY ASSETS WHICH WERE GRANTED BY IT PURSUANT TO ANY OF THE FUNDAMENTAL DOCUMENTS OR OTHERWISE.

         SECTION 7. Costs and Expenses. RRI acknowledges and agrees that its obligations set forth in Section 11.4 of the Credit Agreement include the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby or thereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated), including, but not limited to, the reasonable fees and disbursements of Clifford Chance US LLP, counsel to the Administrative Agent.

         SECTION 8. Limited Waiver or Modification; Ratification of Credit Agreement.

                  (A) Except to the extent hereby expressly waived or modified, the Credit Agreement remains in full force and effect and is hereby ratified and confirmed.

                  (B) This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Agents, the Issuing Banks or the Lenders or (ii) to prejudice any right or rights which the Administrative Agent, the Issuing Banks, the Lenders or any of the other Secured Parties may now have or have in the future under or in connection with any Fundamental Document or any of the instruments or agreements referred to in a Fundamental Document. The Administrative Agent, the other Agents, the Issuing Banks and the Lenders hereby expressly reserve all of the Administrative Agent's, the other Agents', the Issuing Banks', the Lenders' or any of the other Secured Parties' (as applicable) respective rights and remedies under the Credit Agreement and each of the other Fundamental Documents, as well as under applicable law. No failure to exercise, delay in exercising or any singular or partial exercise, by the Administrative Agent, the Agents, any of the Issuing Banks, any of the Lenders or any of the other Secured Parties, of any right, power or remedy hereunder or any of the other Fundamental Documents shall operate as a waiver thereof or in the case of a singular or partial exercise of a right, power or remedy, preclude any other or further exercise thereof of any other right, power or remedy, nor shall any of the Fundamental Documents be construed as a standstill or a forbearance by any of the Agents, the Issuing Banks, the Lenders or the other Secured Parties of their rights and remedies thereunder. All remedies of the Administrative Agent, the Agents, the Issuing Banks, the Lenders or the other Secured Parties are cumulative and are not exclusive of any other remedies under any other Fundamental Document or provided by applicable law. Except to the extent hereby modified, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof and the Credit Agreement as heretofore amended or modified and as modified by this Amendment are hereby ratified and confirmed. As used in the Credit Agreement, the terms "Credit Agreement," "this Agreement," "herein," "hereafter," "hereto," "hereof," and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Amendment. Reference to the terms "Agreement" or "Credit Agreement" appearing in the Exhibits or Schedules to the Credit Agreement or in the other Fundamental Documents shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Amendment. This Amendment shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for, or against, any party hereto because such party purportedly prepared or requested such provision, any other provision, or this Amendment as a whole.

         SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 10. Fundamental Document. This Amendment is a Fundamental Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

         SECTION 11. Severability. Any provision of this Amendment which is invalid, illegal or unenforceable under the applicable law of any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

         SECTION 13. Successors and Assigns. The provisions of this Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

         SECTION 14. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

                                BORROWER:

                                RELIANT RESOURCES, INC.

                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer

                                OTHER CREDIT PARTIES:

                                GUIDESTREET, INC.
                                INSYNC INTERNET SERVICES, INCORPORATED
                                OPD GROUP, INC.
                                OPOS MIDATLANTIC, INC.
                                ORION POWER ATLANTIC, INC.
                                ORION POWER DEVELOPMENT COMPANY, INC.
                                ORION POWER HOLDINGS, INC.
                                ORION POWER MARKETING AND SUPPLY, INC.
                                ORION POWER NEW YORK GP II, INC.
                                ORION POWER OPERATING SERVICES ASTORIA, INC.
                                ORION POWER OPERATING SERVICES CARR STREET, INC. ORION POWER OPERATING SERVICES COLDWATER, INC. ORION POWER OPERATING SERVICES MIDWEST, INC. ORION POWER OPERATING SERVICES, INC.
                                RELIANT ENERGY BROADBAND, INC.
                                RELIANT ENERGY COMMUNICATIONS, INC.
                                RELIANT ENERGY COOLWATER, INC.
                                RELIANT ENERGY DEER PARK, INC.

                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer
                                           for each of the above-named Credit
                                           Parties

                                RELIANT ENERGY DEVELOPMENT SERVICES, INC.
                                RELIANT ENERGY ELLWOOD, INC.
                                RELIANT ENERGY ETIWANDA, INC.
                                RELIANT ENERGY EUROPE TRADING & MARKETING, INC. RELIANT ENERGY MANDALAY, INC.
                                RELIANT ENERGY MID-ATLANTIC DEVELOPMENT, INC. RELIANT ENERGY NET VENTURES, INC.
                                RELIANT ENERGY NORTHEAST GENERATION, INC.
                                RELIANT ENERGY NORTHEAST HOLDINGS, INC.
                                RELIANT ENERGY ORMOND BEACH, INC.
                                RELIANT ENERGY POWER GENERATION, INC.
                                RELIANT ENERGY POWER OPERATIONS I, INC.
                                RELIANT ENERGY POWER OPERATIONS II, INC.
                                RELIANT ENERGY RENEWABLES, INC.
                                RELIANT ENERGY SABINE (TEXAS), INC.
                                RELIANT ENERGY SERVICES INTERNATIONAL, INC.
                                RELIANT ENERGY SERVICES, INC.
                                RELIANT ENERGY SHELBY DEVELOPMENT CORP.
                                RELIANT ENERGY SHELBY HOLDING CORP.
                                RELIANT ENERGY SOLUTIONS CALIFORNIA, INC.
                                RELIANT ENERGY TRADING EXCHANGE, INC.
                                RELIANT ENERGY VENTURES, INC.
                                RELIANT ENERGY WHOLESALE SERVICE COMPANY
                                RELIANT RESOURCES INTERNATIONAL SERVICES, INC. RELIANTENERGY.COM, INC.
                                TEXAS STAR ENERGY COMPANY

                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer
                                           for each of the above-named Credit
                                           Parties

                                BEAVER RIVER, LLC
                                EDDYSTONE POWER, LLC
                                FREE STATE ELECTRIC, LLC
                                GRANE CREEK, LLC
                                LIBERTY MEMBER, LLC
                                LIBERTY MIDATLANTIC, LLC
                                MIDATLANTIC LIBERTY, LLC
                                REEVES COUNTY LAND
                                ASSOCIATES, LLC RELIANT
                                ENERGY ARROW CANYON, LLC
                                RELIANT ENERGY ATLANTIC, LLC
                                RELIANT ENERGY AURORA DEVELOPMENT, LLC
                                RELIANT ENERGY AURORA HOLDING, LLC
                                RELIANT ENERGY BIGHORN, LLC
                                RELIANT ENERGY CALIFORNIA HOLDINGS, LLC
                                RELIANT ENERGY CHOCTAW COUNTY, LLC
                                RELIANT ENERGY CONSTRUCTION, LLC
                                RELIANT ENERGY CORPORATE SERVICES, LLC
                                RELIANT ENERGY CUSTOMER CARE SERVICES, LLC
                                RELIANT ENERGY DESERT BASIN, LLC
                                RELIANT ENERGY ELECTRIC SOLUTIONS, LLC
                                RELIANT ENERGY EQUIPMENT COMPANY, LLC
                                RELIANT ENERGY ERIE WEST, LLC
                                RELIANT ENERGY FLORIDA HOLDINGS, LLC
                                RELIANT ENERGY FUNDING, LLC
                                RELIANT ENERGY GAS STORAGE, LLC
                                RELIANT ENERGY GILBERT, LLC
                                RELIANT ENERGY HUNTERSTOWN, LLC
                                RELIANT ENERGY INDIAN RIVER, LLC
                                RELIANT ENERGY KEY/CON FUELS, LLC
                                RELIANT ENERGY NEW SMYRNA BEACH, LLC
                                RELIANT ENERGY OSCEOLA, LLC
                                RELIANT ENERGY PARTSCO, LLC
                                RELIANT ENERGY PORTLAND, LLC

                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer
                                           for each of the above-named Credit
                                           Parties

                                RELIANT ENERGY RENEWABLES ATASCOCITA GP, LLC
                                RELIANT ENERGY RENEWABLES BAYTOWN GP, LLC
                                RELIANT ENERGY RENEWABLES BLUE BONNET GP, LLC RELIANT ENERGY RENEWABLES COASTAL PLAINS GP, LLC RELIANT ENERGY RENEWABLES CONROE GP, LLC
                                RELIANT ENERGY RENEWABLES FORT WORTH GP, LLC
                                RELIANT ENERGY RENEWABLES SECURITY GP, LLC
                                RELIANT ENERGY RETAIL HOLDINGS, LLC
                                RELIANT ENERGY RETAIL SERVICES, LLC
                                RELIANT ENERGY SERVICES DESERT BASIN, LLC
                                RELIANT ENERGY SERVICES MID-STREAM, LLC
                                RELIANT ENERGY SERVICES NEW MEXICO, LLC
                                RELIANT ENERGY SEWARD, LLC
                                RELIANT ENERGY SIGNAL PEAK, LLC
                                RELIANT ENERGY SOLUTIONS EAST, LLC
                                RELIANT ENERGY SOLUTIONS HOLDINGS, LLC
                                RELIANT ENERGY SOLUTIONS WEST, LLC
                                RELIANT ENERGY SOLUTIONS, LLC
                                RELIANT ENERGY TITUS, LLC
                                RELIANT ENERGY WINTER HAVEN, LLC
                                STAREN POWER, LLC

                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer
                                           for each of the above-named Credit
                                           Parties

                                RELIANT ENERGY CAPTRADES HOLDING CORP.
                                RELIANT ENERGY SABINE (DELAWARE), INC.
                                RELIANT ENERGY RENEWABLES HOLDINGS II, LLC

                                By: /s/ Patricia Genzel
                                    --------------------------------------------
                                    Name:  Patricia Genzel
                                    Title: President for each of the above-named
                                           Credit Parties

                                ORION POWER ATLANTIC LLC

                                By: Orion Power Atlantic, Inc.,
                                    its Managing Member

                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer

                                ORION POWER ATLANTIC, LTD.

                                By: Orion Power Atlantic LLC,
                                    its General Partner

                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer

                                RELIANT ENERGY AURORA I, LP
                                RELIANT ENERGY AURORA II, LP

                                By: Reliant Energy Aurora Development, LLC,
                                    each of its General Partner

                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer

                                RELIANT ENERGY AURORA, LP

                                By: Reliant Energy Aurora I, LP,
                                     its General Partner

                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer

                                RELIANT ENERGY RENEWABLES ATASCOCITA, LP

                                By: Reliant Energy Renewables Atascocita GP,
                                    LLC, its General Partner

                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer

                                RELIANT ENERGY RENEWABLES BAYTOWN, LP

                                By: Reliant Energy Renewables Baytown GP, LLC,
                                    its General Partner

                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer

                                RELIANT ENERGY RENEWABLES BLUE BONNET, LP

                                By: Reliant Energy Renewables Blue Bonnet GP,
                                    LLC, its General Partner

                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer

                                RELIANT ENERGY RENEWABLES COASTAL PLAINS, LP

                                By: Reliant Energy Renewables Coastal Plains GP,
                                    LLC, its General Partner

                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer

                                RELIANT ENERGY RENEWABLES CONROE, LP

                                By: Reliant Energy Renewables Conroe GP, LLC,
                                    its General Partner

                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer

                                RELIANT ENERGY RENEWABLES FORT WORTH, LP

                                By: Reliant Energy Renewables Fort Worth GP,
                                    LLC, its General Partner


                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer

                                RELIANT ENERGY RENEWABLES SECURITY, LP

                                By: Reliant Energy Renewables Security GP, LLC,
                                    its General Partner


                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer

                                RELIANT ENERGY SHELBY COUNTY II, LP
                                RELIANT ENERGY SHELBY COUNTY, LP

                                By: Reliant Energy Shelby I, LP,
                                    each of its General Partner


                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer

                                RELIANT ENERGY SHELBY I, LP
                                RELIANT ENERGY SHELBY II, LP

                                By: Reliant Energy Shelby Development Corp.,
                                    each of its General Partner

                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer

                                CHOCTAW COUNTY TRUST
                                HUNTERSTOWN TRUST
                                SEWARD TRUST

                                By: Reliant Energy Funding, LLC,
                                    each of its Trustee

                                By: /s/ William S. Waller, Jr.
                                    --------------------------------------------
                                    Name:  William S. Waller, Jr.
                                    Title: Vice President and Treasurer

                                AGENTS AND LENDERS:

                                BANK OF AMERICA, N.A., individually, as
                                Administrative Agent, as Collateral Agent and as an Issuing Bank

                                By: /s/ E. J. Joost
                                    --------------------------------------------
                                    Name:  E. J. Joost
                                    Title: Managing Director

                                BARCLAYS BANK PLC, individually, as Syndication Agent and as an Issuing Bank

                                By: /s/ Eric Chilton
                                    --------------------------------------------
                                    Name:  Eric Chilton
                                    Title: Managing Director

                                DEUTSCHE BANK AG, NEW YORK BRANCH, individually, as Syndication Agent and as an Issuing Bank

                                By: /s/ Keith C. Braun
                                    --------------------------------------------
                                    Name:  Keith C. Braun
                                    Title: Director

                                By: /s/ Mark B. Cohen
                                    --------------------------------------------
                                    Name:  Mark B. Cohen
                                    Title: Managing Director

                                CITICORP USA, INC., individually and as Tranche A Agent

                                By: ____________________________________________
                                    Name:
                                    Title:

                                CITIBANK, N.A., as Tranche A Collateral Agent

                                By: ____________________________________________
                                    Name:
                                    Title:

                                ABN AMRO BANK N.V.

                                By: /s/ Steven C. Wimpenny
                                    --------------------------------------------
                                    Name:  Steven C. Wimpenny
                                    Title: Group Senior Vice President

                                By: /s/ William J. Fitzgerald
                                    --------------------------------------------
                                    Name:  William J. Fitzgerald
                                    Title: Group Senior Vice President

                                THE BANK OF NOVA SCOTIA

                                By: /s/ Denis P. O'Meara
                                    --------------------------------------------
                                    Name:  Denis P. O'Meara
                                    Title: Managing Director

                                THE BANK OF TOKYO-MITSUBISHI, LTD.

                                By: ____________________________________________
                                    Name:
                                    Title:

                                BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH AND/OR GRAND CAYMAN BRANCH

                                By: /s/ William W. Hunter
                                    --------------------------------------------
                                    Name:  William W. Hunter
                                    Title: Director

                                By: /s/ Shannon Batchman
                                    --------------------------------------------
                                    Name:  Shannon Batchman
                                    Title: Director

                                BAYERISCHE LANDESBANK,
                                Cayman Islands Branch (f/k/a BAYERISCHE
                                LANDESBANK GIROZENTRALE, CAYMAN ISLANDS
                                BRANCH)

                                By: ____________________________________________
                                    Name:
                                    Title:

                                By: ____________________________________________
                                    Name:
                                    Title:


                                BNP PARIBAS

                                By: /s/ Francis Ballard
                                    --------------------------------------------
                                    Name:  Francis Ballard
                                    Title: Director

                                By: /s/ Timothy F. Vincent
                                    --------------------------------------------
                                    Name:  Timothy F. Vincent
                                    Title: Vice President


                                CITIGROUP FINANCIAL PRODUCTS, INC.

                                By: ____________________________________________
                                    Name:
                                    Title:


                                COBANK, ACB

                                By: ____________________________________________
                                    Name:
                                    Title:

                                COMMERZBANK AG, NEW YORK AND GRAND CAYMAN
                                BRANCHES

                                By: /s/ Harry Yergey
                                    --------------------------------------------
                                    Name:  Harry Yergey
                                    Title: Senior Vice President & Manager

                                By: /s/ Subash Viswanathan
                                    --------------------------------------------
                                    Name:  Subash Viswanathan
                                    Title: Senior Vice President


                                CREDIT SUISSE FIRST BOSTON

                                By: ____________________________________________
                                    Name:
                                    Title:


                                DEXIA CREDIT LOCAL, NEW YORK AGENCY

                                By: ____________________________________________
                                    Name:
                                    Title:

                                By: ____________________________________________
                                    Name:
                                    Title:


                                ING CAPITAL LLC

                                By: /s/ Stephen E. Fischer
                                    --------------------------------------------
                                    Name:  Stephen E. Fischer
                                    Title: Managing Director

                                By: /s/ Clara B. Alvarez
                                    --------------------------------------------
                                    Name:  Clara B. Alvarez
                                    Title: Director

                                INTESABCI, LOS ANGELES FOREIGN BRANCH

                                By: ____________________________________________
                                    Name:
                                    Title:

                                By: ____________________________________________
                                    Name:
                                    Title:


                                JP MORGAN CHASE BANK, individually and as an Issuing Bank

                                By: /s/ Robert W. Traband
                                    --------------------------------------------
                                    Name:  Robert W. Traband
                                    Title: Vice President


                                MERRILL LYNCH CAPITAL CORPORATION

                                By: /s/ Carol J.E. Feeley
                                    --------------------------------------------
                                    Name:  Carol J.E. Feeley
                                    Title: Vice President
                                           Merrill Lynch Capital Corporation


                                MERRILL LYNCH PIERCE FENNER & SMITH INCORPORATED (d/b/a MERRILL LYNCH & CO.)

                                By: /s/ Kevin Lydon
                                    --------------------------------------------
                                    Name:  Kevin Lydon
                                    Title: Managing Director


                                NATIONAL AUSTRALIA BANK LTD

                                By: /s/ Robert A. Mulderrig
                                    --------------------------------------------
                                    Name:  Robert A. Mulderrig
                                    Title: Head of Asset Structuring


                                ROYAL BANK OF CANADA

                                By: /s/ Rizwan Ahmad
                                    --------------------------------------------
                                    Name:  Rizwan Ahmad
                                    Title: Senior Manager

                                THE ROYAL BANK OF SCOTLAND PLC

                                By: ____________________________________________
                                    Name:
                                    Title:


                                TORONTO DOMINION (TEXAS), INC.

                                By: /s/ Mark A. Baird
                                    --------------------------------------------
                                    Name:  Mark A. Baird
                                    Title: Vice President


                                THE TORONTO DOMINION BANK

                                By: /s/ Mark A. Baird
                                    --------------------------------------------
                                    Name:  Mark A. Baird
                                    Title: Manager Credit Administration


                                U.S. BANK NATIONAL ASSOCIATION

                                By: ____________________________________________
                                    Name:
                                    Title:


                                WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, individually and as an Issuing Bank

                                By: ____________________________________________
                                    Name:
                                    Title:

                                By: ____________________________________________
                                    Name:
                                    Title:

                                                                    SCHEDULE 6.5
                                                                       (REVISED)

                                 ELIGIBLE ASSETS

                                                                    SCHEDULE 8.4
                                                                       (REVISED)

                             LIMITATIONS APPLICABLE
                                     TO THE
                               LIMITED GUARANTORS

                                                                       EXHIBIT C
                                                                       (REVISED)

             [REVISED FORM OF INSTRUMENT OF ASSUMPTION AND JOINDER]

                                   [TO FOLLOW]

                                                                         ANNEX 1

         SECTION 5.18 Texas Genco Option. (a) Funding of Option From Asset Sales. Prior to the Specified Date, RRI shall be permitted to retain the following: (X) in an amount up to the TG Basket Amount, Net Cash Proceeds of sales or other dispositions of Eligible Assets of RRI or any of its Subsidiaries (including Net Cash Proceeds received in connection with a Recovery Event not used to repair or replace (or committed to repair or replace) the applicable property within 12 months after such Recovery Event in accordance with Section 2.11(i) hereof, but less any amounts required to pay for necessary remediation expenses with respect to a condition affecting the applicable property, to pay reasonable expenses incurred in connection with the closure of the applicable property and to pay any costs reasonably incurred in connection with such Recovery Event), and the Net Cash Proceeds from Excluded Asset Sales that, at RRI's option, have been deposited into the Purchase Escrow Account, (Y) Net Cash Proceeds of all issuances of Junior Securities and (Z) Net Cash Proceeds from the issuance of Indebtedness permitted under Section 6.1(l) hereof, which proceeds in the case of clause (X), (Y) and/or (Z) have not been used to repay the Term Loans and Tranche A Loans; provided, however, that all such proceeds are (A) held in the Purchase Escrow Account and (B) all amounts held in the Purchase Escrow Account are used first, upon any termination of the Total Senior Priority Commitment (including any such termination that occurs concurrently with the consummation of the purchase of the Equity Interests of Texas Genco contemplated under the Texas Genco Option or in connection with a Permitted TG Purchase Transaction (as applicable), to repay in full all outstanding Senior Priority Loans and to cash collateralize Senior Priority L/C Exposure at 105% of the aggregate face amount thereof (to the extent that RRI has not obtained acceptable back to back letters of credit for such letters of credit as required herein) and second, to fund the purchase of Texas Genco; and provided, further, however, that RRI shall not be permitted to use any funds in the Purchase Escrow Account to fund the purchase of any equity of Texas Genco if an Event of Default has occurred and is continuing.

                  (b) Application of Funds Upon Purchase of Equity of Texas Genco. Upon the consummation of the purchase of any of the outstanding common stock of Texas Genco by RRI or any of its Subsidiaries, the Total Senior Priority Commitment will terminate (if the Total Senior Priority Commitment shall not have previously been terminated) and amounts held in the Purchase Escrow Account shall first, be applied to repay in full all outstanding Senior Priority Loans and to the extent that RRI has not obtained acceptable back to back letters of credit for any outstanding letter of credit under the Total Senior Priority Commitment as required by the last sentence of this Section 5.18(b), to cash collateralize Senior Priority L/C Exposure at 105% of the aggregate face amount thereof, and may second, be used to pay the consideration for the purchase of the remaining equity of Texas Genco, to pay any control premium required to be paid in connection therewith and to repay any indebtedness of Texas Genco required to be repaid in connection with such purchase. For purposes of clarification, if less than 100% of the equity of Texas Genco is initially purchased, any amounts remaining in the Purchase Escrow Account after such initial purchase (and after the application thereof provided in clause "first" above) shall remain in the Purchase Escrow Account until the earlier of (i) the date on which 100% of the equity of Texas Genco is purchased and any required control premium in connection therewith has been paid and (ii) the Outside Date, unless RRI elects to apply such balance to the repayment of outstanding Term Loans and Tranche A Loans. Upon the termination of the Total Senior Priority Commitment and concurrently with the consummation of the purchase of any of the outstanding common stock of Texas Genco, RRI shall cause acceptable back to back letters of credit to be issued for any then outstanding Senior Priority Letters of Credit.

                  (c) Use of Proceeds of Junior Securities. In connection with the purchase of Texas Genco with funds on deposit in the Purchase Escrow Account, RRI shall use such funds in the following order: first, funds constituting the Net Cash Proceeds from the issuance of Junior Securities; second, funds constituting the Net Cash Proceeds of asset sales; and third, funds constituting the Net Cash

Proceeds from the issuance of Indebtedness under Section 6.1(l) hereof. RRI shall not be permitted to use the proceeds of the Purchase Escrow Account to purchase any minority interest in Texas Genco until RRI has completed the acquisition of the Equity Interests of Texas Genco pursuant to the Texas Genco Option or pursuant to a Permitted TG Purchase Transaction.

                  (d) Application of Funds Upon Purchase of 100% of Equity of Texas Genco or Occurrence of Outside Date. If less than 100% of the equity of Texas Genco is initially purchased, then upon the earlier of (i) the consummation of the purchase of 100% of the equity of Texas Genco and the payment of any premium or the repayment of any indebtedness, in each case required to be paid in connection therewith and (ii) the Outside Date (and assuming the repayment of the Senior Priority Loans and the providing of back to back letters of credit in respect of the Senior Priority Letters of Credit issued under the Total Senior Priority Commitment as provided herein), RRI shall cause any cash remaining in the Purchase Escrow Account (X) which constitutes Net Cash Proceeds from the issuance of Indebtedness under Section 6.1(l) hereof or from any sale or disposition of any of the European Assets or the Desert Basin generating facility (as described in items 1 and 7, respectively, on Schedule 6.5 hereto) to be applied (within three (3) Business Days) to repay outstanding Term Loans and outstanding Tranche A Loans, on a pro rata basis determined in accordance with the aggregate outstanding principal balance of the Term Loans and the aggregate outstanding principal balance of the Tranche A Loans, (Y) which constitutes Net Cash Proceeds from asset sales (other than from any sale or disposition of any of the European Assets or the Desert Basin generating facility) be applied to repay outstanding Term Loans and outstanding Tranche A Loans in accordance with the provisions of Section 2.11(h) hereof (within three (3) Business Days, provided that any such repayment to be made with Available Proceeds shall be made as promptly as possible, but in no event later than three (3) Business Days after the last day for acceptance of the applicable repayment or payment offer, and (Z) 50% of such cash which constitutes Net Cash Proceeds from the issuance of Junior Securities to be applied (within three (3) Business Days) to repay the outstanding Term Loans and outstanding Tranche A Loans, on a pro rata basis determined in accordance with the aggregate outstanding principal balance of the Term Loans and the aggregate outstanding principal balance of the Tranche A Loans and the other 50% shall be released to RRI for general corporate purposes.

                  (e) Application of Funds Upon Expiration or Termination of Option and there is no Permitted TG Purchase Transaction. If the Texas Genco Option has expired or terminated and by September 15, 2004, neither RRI nor TG Holdco has executed a definitive agreement with CenterPoint and any of its Subsidiaries in connection with a Permitted TG Purchase Transaction (and provided, that CenterPoint and any of its Subsidiaries has not sold or otherwise disposed of more than twenty percent (20%) of the issued and outstanding common stock of Texas Genco to a Person other than RRI or one of its Subsidiaries), then RRI shall cause any cash in the Purchase Escrow Account to be applied as follows: first, an amount equal to 105% of the Total Senior Priority Commitment (whether drawn or undrawn) shall be transferred to the Collateral Agent to be held by the Collateral Agent as cash collateral in a separate, blocked collateral account with the Collateral Agent (such account being referred to as the "Specified Collateral Account" and it being understood that cash in the Purchase Escrow Account constituting Net Cash Proceeds from the issuance of Junior Securities shall be transferred to the Specified Collateral Account before using funds constituting Net Cash Proceeds from asset sales or from the issuance of Indebtedness under Section 6.1(l) hereof), and second, (i) any remaining cash constituting Net Cash Proceeds from the issuance of Indebtedness under Section 6.1(l) hereof or from any sale or disposition of any of the European Assets or the Desert Basin generating facility (as described in items 1 and 7, respectively, on Schedule 6.5 hereto) shall be applied (within three (3) Business Days) to repay outstanding Term Loans and outstanding Tranche A Loans, on a pro rata basis determined in accordance with the aggregate outstanding principal balance of the Term Loans and the aggregate outstanding principal balance of the Tranche A Loans, (ii) any remaining cash constituting Net Cash Proceeds from asset sales (other than from any sale or disposition of any of the European Assets or the Desert Basin generating facility) shall be applied to repay outstanding Term Loans and outstanding Tranche A Loans in accordance with the provisions of Section 2.11(h) hereof (within three (3) Business Days, provided that any such repayment to be made with Available Proceeds shall be made as promptly as possible, but in no event later than three (3) Business Days after the last day for acceptance of the applicable repayment or prepayment offer), (iii) 50% of any such remaining cash constituting Net Cash Proceeds from the issuance of Junior Securities shall be applied (within three (3) Business Days) to repay the outstanding Term Loans and outstanding Tranche A Loans, on a pro rata basis determined in accordance with the aggregate outstanding principal balance of the Term Loans and the aggregate outstanding principal balance of the Tranche A Loans and (iv) the other 50% of such cash constituting Net Cash Proceeds from the issuance of Junior Securities shall be released to RRI for general corporate purposes. In the event that CenterPoint or any of its Subsidiaries sells or otherwise disposes of more than twenty percent (20%) of the issued and outstanding common stock of Texas Genco to a Person other than RRI or one of its Subsidiaries, then
(1) RRI shall provide written notice to the Agents upon any executive officer of RRI or any of its Subsidiaries obtaining knowledge thereof and (2) upon receipt of such notice, any cash in the Purchase Escrow Account shall be applied as provided in the immediately preceding sentence. Upon the termination of the Total Senior Priority Commitment in its entirety, the payment in full in cash of any Senior Priority Loans outstanding, the termination or expiration of all Senior Priority Letters of Credit, and/or the issuance of acceptable back to back letters of credit for the entire outstanding Senior Priority L/C Exposure,
(X) in the event that any of the outstanding common stock of Texas Genco has been purchased by RRI or any of its Subsidiaries (whether pursuant to the Texas Genco Option or a Permitted TG Purchase Transaction), any cash in the Purchase Escrow Account shall remain in such account and may be used by RRI to pay the consideration for the purchase of remaining equity of Texas Genco, to pay any control premium required to be paid in connection therewith and to repay any indebtedness of Texas Genco required to be repaid in connection with such purchase and (Y) in the event the Texas Genco Option has terminated or expired and there is no Permitted TG Purchase Transaction, any cash in the Specified Collateral Account being held as cash collateral shall be applied as provided in clauses (i)-(iv) of the first sentence of this Section 5.18(e).

                  (f) Funding of Purchase. RRI shall be permitted to fund and/or finance a portion of the acquisition of Texas Genco in an amount up to 50% of the Enterprise Value of Texas Genco with the following; provided that, subject to the terms of the last sentence of this Section 5.18(f), any of the following are incurred, consummated or committed (as applicable) no later than the consummation of the purchase of any of the outstanding common stock of Texas Genco by RRI or any of its Subsidiaries pursuant to the Texas Genco Option or a Permitted TG Purchase Transaction (as applicable): (i) proceeds of purchase money indebtedness incurred by Texas Genco in which case such purchase money indebtedness shall be secured by the assets of Texas Genco and its Subsidiaries and the equity of Texas Genco shall be pledged to the Collateral Trustee as collateral security for the Obligations, (ii) in the event less than 100% of the equity of Texas Genco is acquired, proceeds of indebtedness incurred by TG Holdco in which case (x) such indebtedness shall be secured solely by the Equity Interests of Texas Genco and not in any assets of Texas Genco and (y) the Equity Interests of TG Holdco and any shareholder of TG Holdco (other than any third party not an Affiliate of RRI holding Equity Interests in Texas Genco or TG Holdco) shall be pledged to the Collateral Trustee as collateral security for the Obligations, (iii) existing indebtedness of Texas Genco outstanding on the date of purchase and permitted to remain outstanding (which indebtedness (x) may be secured by the assets of Texas Genco if RRI causes Texas Genco to incur purchase money indebtedness as contemplated by clause (i) above or (y) shall be secured solely by the equity of Texas Genco and shall not be secured by the assets of Texas Genco or its Subsidiaries if RRI causes TG Holdco to incur indebtedness as contemplated by clause (ii) above) and (iv) sales or other dispositions by RRI or TG Holdco of the equity of RRI, TG Holdco, Texas Genco or the Subsidiaries of Texas Genco, subject to Section 5.18(j) below. The funding of the purchase of Texas Genco shall be conducted by RRI or TG Holdco on a basis that is non-recourse to RRI or any of its Subsidiaries (other than Texas Genco or its Subsidiaries or TG Holdco; provided, that the assets of

Texas Genco and its Subsidiaries may only be subject to a security interest in respect of indebtedness incurred by Texas Genco in accordance with the foregoing). In the event that the assets of Texas Genco are not pledged to secure the indebtedness of Texas Genco as permitted herein, RRI shall cause Texas Genco to grant a security interest in its assets to the Collateral Trustee as collateral security for the Secured Obligations unless the definitive loan document for any Indebtedness incurred by Texas Genco or TG Holdco (as applicable) as permitted by clause (i) or clause (ii) above, expressly prohibits the granting of such security interest. In all circumstances, Texas Genco will not be permitted to grant a security interest in any of its assets without the simultaneous pledge and delivery of the equity of Texas Genco (other than equity owned by any third party not an Affiliate of RRI) to the Collateral Trustee as collateral security for the Obligations. To the extent RRI finances the acquisition of Texas Genco with any purchase money indebtedness as provided hereunder, no term loans under such permitted purchase money indebtedness may be reborrowed once repaid. Any refinancing of such purchase money indebtedness may not be for a principal amount in excess of the outstanding principal amount and unfunded commitments of such original purchase money indebtedness on the date of such refinancing. In addition to any purchase money indebtedness permitted under this Section 5.18(f), RRI shall be permitted to cause Texas Genco or TG Holdco to obtain a working capital credit facility (with recourse solely to Texas Genco or TG Holdco and its assets) in an amount not to exceed fifty million dollars ($50,000,000); provided, that such working capital facility (x) may be secured by the assets of Texas Genco if RRI causes Texas Genco to incur purchase money indebtedness as contemplated by clause (i) above or (y) shall be secured solely by the equity of Texas Genco and shall not be secured by the assets of Texas Genco or its Subsidiaries if RRI causes TG Holdco to incur indebtedness as contemplated by clause (ii) above. The foregoing working capital credit facility shall require an annual clean down of all outstandings (other than letters of credit and cash posted) thereunder for a period of not less than ten (10) consecutive calendar days. Notwithstanding the terms of the first proviso appearing in this Section 5.18(f), RRI shall be able to fund and/or finance the purchase of minority equity interests of Texas Genco after the consummation of the purchase of equity interests pursuant to the Texas Genco Option, with proceeds of Indebtedness described in clauses (i) and/or (ii) of this Section 5.18(f); provided, that in no event, shall the aggregate amount of funding and/or financing from transactions described in clauses (i) through (iv) of this
Section 5.18(f), at any time, exceed 50% of the applicable Enterprise Value.

                  (g) Application of Funds in Excess of Term Loan and Tranche A Loan. To the extent that the amount to be applied to the payment of Term Loans and Tranche A Loans under this Section 5.18 exceeds the aggregate amount of Term Loans and Tranche A Loans then outstanding, such excess shall be applied first, to the mandatory prepayment of the Revolving Credit Loans and then to cash collateralize Revolver L/C Exposure at 105% of the aggregate face amount thereof. All mandatory prepayments of the Revolving Loans shall permanently reduce the Revolving Credit Commitment on a dollar-for-dollar basis.

                  (h) Cash in Purchase Escrow Account and Specified Collateral Account. It is understood that any cash in the Purchase Escrow Account and the Specified Collateral Account shall be Collateral for the Obligations as provided in the Collateral Trust Agreement, with the Senior Priority Obligations being secured on a first priority basis.

                  (i) Limitation on Funds Used to Acquire Texas Genco. Notwithstanding anything to the contrary contained herein, the only source of funds used to acquire the equity of Texas Genco shall be (i) funds held in the Purchase Escrow Account or (ii) proceeds of permitted purchase money Indebtedness and equity issuances referred to in Section 5.18(f) hereof. Neither RRI nor any of its Subsidiaries may be permitted to use cash on hand or the proceeds of any Loan to acquire any equity of Texas Genco.

                  (j) Rights of Minority Interests. To the extent RRI seeks to sell equity in Texas Genco or TG Holdco, ensure that the operative agreement for the Joint Venture to be formed as a result of such sale, contains the terms and provisions outlined in Schedule 5.18(j) hereof.

                                                                         ANNEX 2

                                    ARTICLE 9

                          PREPAYMENT COLLATERAL ACCOUNT

         SECTION 9.1 Prepayment Collateral Account. There shall be established with the Collateral Agent or one of its affiliates, an account (the "Prepayment Collateral Account") in the name of the Collateral Agent, into which (a) any Borrower may from time to time deposit Dollars pursuant to, and in accordance with, Section 2.11(o) hereof and (b) 100% of the Net Cash Proceeds received by RRI or any of its Subsidiaries from the issuance of the initial series of Secured Notes shall be irrevocably deposited. Except to the extent otherwise expressly provided in Section 9.2(a) hereof, the Prepayment Collateral Account shall be under the sole dominion and control of the Collateral Agent.

         SECTION 9.2 Investment of Funds. (a) The Collateral Agent is hereby authorized and directed to invest and reinvest the funds from time to time deposited into the Prepayment Collateral Account so long as no Event of Default has occurred and is continuing, on the instructions of the applicable Borrower or RRI (as appropriate) (provided that any such instructions given verbally shall be confirmed promptly in writing) or, if such Borrower or RRI (as appropriate) shall fail to give such instructions upon delivery of any such funds, in the sole discretion of the Collateral Agent; provided, that in no event may any Borrower or RRI give instructions to the Collateral Agent to, or may the Collateral Agent in its discretion, invest or reinvest funds in the Prepayment Collateral Account in any Investment other than Cash Equivalents.

                  (b) Any net income or gain on the investment of funds from time to time held in the Prepayment Collateral Account shall be for the account of the Borrowers or RRI (as appropriate) and shall be promptly reinvested by the Collateral Agent as a part of the Prepayment Collateral Account; and any net loss on any such investment shall be for the account of the Borrowers or RRI (as appropriate) and shall be charged against the Prepayment Collateral Account.

                  (c) None of the Administrative Agent, the Collateral Agent, the other Agents, the Lenders or the other Credit Agreement Secured Parties shall be a trustee for any of the Credit Parties, or shall have any obligations or responsibilities, or shall be liable for anything done or not done, in connection with the Prepayment Collateral Account, except as expressly provided herein and except that the Collateral Agent shall have the obligations of a secured party under the UCC. None of the Administrative Agent, the Collateral Agent, the other Agents, the Lenders or the other Credit Agreement Secured Parties shall have any obligation or responsibility or shall be liable in any way for any investment decision made in accordance with this Section 9.2 or for any decrease in the value of the investments held in the Prepayment Collateral Account.

                                        1